UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2014

Item 1 - Report to Shareholder

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2014

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	12
Portfolio of Investments:
Money Market	15
Limited Duration	20
Income Plus	29
European Equity	40
Multi Cap Growth	43
Financial Statements:
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets	52
Notes to Financial Statements	56
Financial Highlights	90
Report of Independent Registered Public Accounting Firm	96
Results of Special Shareholder Meetings	97
Trustee and Officer Information	98
Federal Tax Notice	104

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited)

Dear Shareholder:

The U.S. economy appeared to reach a turning point in 2014. Despite adverse winter weather stifling economic activity in the first quarter, gross domestic product (GDP) grew at an annualized rate of 4.6% in the second quarter and 5.0% in the third quarter, which marked the economy's strongest quarter since 2003.(i) (Fourth quarter GDP data was expected to be released on January 30, 2015, after the time of this writing.) The economy's livelier pace, together with further declines in the unemployment rate, low inflation and generally strong corporate earnings, bolstered investor optimism during the year, which helped the markets overcome bouts of volatility.

At the same time, growth in Europe and Japan languished and China's continued growth to moderate. Concerns about weakening global picture, geopolitical strife, and uncertainties about the U.S. Federal Reserve's (Fed) timing of an interest rate hike weighed on the markets during the period. A surprisingly sharp decline in oil prices in the second half of the year resulted in a mixed outlook, with energy companies and oil-exporting economies expected to suffer, while consumers in the U.S. and other oil-importing nations would likely benefit from lower gas prices.

Against this backdrop, U.S. stocks outpaced their international counterparts. The S&P 500 Index, a broad measure of the U.S. stock market, ended 2014 up 13.69%, while the MSCI EAFE Index, a composite of stock markets in Europe, Australasia, and the Far East, fell 4.9%. The U.S. fixed income market appreciated 5.97% for the same period, as measured by the Barclays U.S. Aggregate Bond Index, a broad bond market index.

Domestic and International Equity Overview

U.S. stocks enjoyed strong performance in the year ended December 31, 2014, driven higher primarily by investor optimism about the economy. The market did encounter periodic spikes in volatility in response to a variety of factors. Some were economic concerns, from the weather-related contraction in U.S. growth in the first quarter of 2014, to moderating growth in China, stagnation in Europe, and recession in Japan. Geopolitical uncertainties also disrupted the market, including the Russia-Ukraine crisis, the rise of terrorist group the Islamic State, and the Ebola outbreak. Nevertheless, following the downturns, the broad market rebounded to new highs.

Within the S&P 500 Index, a broad measure of the U.S. stock market, utilities, health care, and technology were the best-performing sectors. Energy lagged the most and was the only sector with a negative return during the period. Telecommunication services and materials rounded out the bottom three performing sectors.

(i)  Source: Bureau of Economic Analysis, Dec. 23, 2014.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

European equities lost 6.18% during the period, as measured by the MSCI Europe Index in U.S. dollar terms. 2014 was an interesting and challenging year for Europe. From a macroeconomic perspective the year was dominated by policy debate with the aim of reigniting sluggish growth. In particular, significant talk regarding quantitative easing (QE), the implementation of long-term refinancing operations (LTROs) and intense focus on the European Central Bank (ECB) unsettled investors. The geopolitical backdrop was also challenging over the course of the year. Significant tension between Russia and Ukraine acted as a catalyst for substantial increases in volatility. In September, the Scottish referendum also unsettled markets for a short time, despite, in the end, not proving to be a particularly market changing event.

In this environment, the performance of Europe's equity markets during 2014 have experienced high levels of market volatility and considerable sector rotation. From January through May, performance was led by financials (especially in the periphery) and utilities, with their high dividend yields, cheap valuations, and high exposure to the domestic recovery. We also saw very strong performance from the pharmaceutical sector, due to a high level of M&A activity and attractive dividend yields. The energy sector also offered high dividend yields during the beginning of the year, which resulted in strong investor demand for the sector. However, later in the year, falling oil prices led to concerns over a cut in capital spending and the sustainability of the energy sector's high dividend yield.

In the second phase of the market, from May to October, there was considerable sector rotation out of cyclical sectors, such as automobiles and industrials, into a number of defensive sectors, including pharmaceuticals and telecommunications. Peripheral banks underperformed owing to rich valuations, as a result of their strong performance earlier in the year.

In the final two months of the year, despite the release of broadly positive results from the ECB's stress test, financials continued to underperform, whereas more cyclical sectors like media and automobiles surprisingly outperformed.

Fixed Income Overview

The bond market also gained in 2014. Yields were expected to rise in 2014 as the Fed wound down its stimulus. But anemic economic growth outside the U.S. prompted investors to seek the relative safety of U.S. government bonds, pushing prices up and yields down. As a result, the 10-year Treasury yield ended the period lower than where it began.

Investors' preference for longer-maturity and higher-quality issues helped the longer-dated U.S. Treasuries, municipals and corporates perform well, while high yield corporates and short-dated Treasuries were among the weaker-performing segments of the fixed income market.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. Throughout the year, the Fed continued to signal its intention to keep rates at currently low levels for a "considerable time," and maintained that language as it concluded its monthly bond purchases in October. However, the Fed's language shifted slightly after its December meeting, indicating that policy makers would remain "patient" in considering the timing of a fed funds target rate increase.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2014, Variable Investment Series – Money Market Portfolio had net assets of approximately $59.8 million with an average portfolio maturity of 32 days. For the seven-day period ended December 31, 2014, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and -0.66% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.66% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -0.64% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2014, the Portfolio's Class X shares returned 0.01%. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2014, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and -0.91% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.91% (non-subsidized), while its 30-day moving average yield for December was 0.01% (subsidized) and -0.89% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the 12-month period ended December 31, 2014, the Portfolio's Class Y shares returned 0.01%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remain quite comfortable in our conservative approach to managing the Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio,

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the 12-month period ended December 31, 2014, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 1.13%, underperforming the Barclays U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 1.42%. For the same period, the Portfolio's Class Y shares returned 0.84%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio was underweight in the U.S. Treasury sector and maintained a slightly lower duration than the Index using U.S. Treasury futures, which detracted from relative performance.

However, the Portfolio's overweight position in the investment-grade credit sector contributed positively, with its focus on the banking sector was especially beneficial.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years	Since Inception*
Class X	1.13%	1.99%	0.83%	1.91%
Class Y	0.84%	1.72%	0.57%	1.56%

(1)  Ending value on December 31, 2014 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

Small overweights in agency mortgage-backed securities, non-agency mortgage-backed securities, commercial mortgage-backed securities and high yield credit also added to returns, with much of the relative outperformance coming from the attractive yield offered by these sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the 12-month period ended December 31, 2014, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of 7.79%, outperforming the Barclays U.S. Corporate Index (the "Index"), which returned 7.46%. For the same period, the Portfolio's Class Y shares returned 7.40%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

2014 turned out to be a volatile year in the corporate credit markets. While total returns were strong, corporate bonds ended up underperforming equal duration government bonds over the year. Despite corporate bonds' very strong performance during the first half of 2014, the second half of the year turned out to be very challenging. Low Treasury yields pressured the performance of long-dated

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years	Since Inception*
Class X	7.79%	7.35%	6.30%	7.29%
Class Y	7.40%	7.06%	6.02%	6.61%

(1)  Ending value on December 31, 2014 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

corporate bonds while weak commodity prices negativity impacted many sectors of the credit markets, most notably the energy and metals sectors. Higher beta segments of the market (those more sensitive to market volatility), such as lower-rated high yield bonds, performed especially poorly in the second half of the year.

The Portfolio weathered this volatility well. The Portfolio's primary overweight was in the financial sector, which was one of the few sectors to generate positive excess returns over the year. The Portfolio's positioning across the maturity curve also contributed positively to performance. As mentioned above, longer-maturity corporate bonds notably underperformed in 2014 and the Portfolio was positioned with a large underweight to this segment of the market. Holdings of select BB-rated high yield corporate bonds, as well as the Portfolio's yield curve positioning, also benefited performance during the period.

The primary detractor from performance were holdings of credit default swaps (both single-name and index swaps), which were held as partial hedges against the Portfolio's long credit exposures. Over the course of the year, these spreads were roughly unchanged, generating some modest underperformance for the Portfolio.

Looking ahead, we see value within several segments of the corporate market, especially after the spread widening the market experienced later in the year. Within investment grade bonds, we remain positive on the financial sector where we believe fundamentals are strong and valuations remain attractive relative to non-financial credits. We remain defensively positioned within non-financial sectors, as many of these companies have become increasingly shareholder-friendly by sacrificing their balance sheet to fund acquisitions, increase stock buybacks or raise dividends. However, given the recent underperformance of this space, we believe some segments of the non-financial market have become relatively more interesting and may become attractive investment opportunities in 2015.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

European Equity Portfolio

For the 12-month period ended December 31, 2014, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of -9.14%, underperforming the MSCI Europe Index (the "Index"), which returned -6.18%. For the same period, the Portfolio's Class Y shares returned -9.37%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Looking at industries, the Portfolio benefited from positive contributions from both stock selection in and overweight allocations to media and insurance, along with our stock selection in food, beverage and tobacco. In addition, our underweight allocation to food and staples retailing added to performance. Detractors from performance included our stock selection in capital goods, telecommunication services and materials. In addition, both our stock selection in and an overweight allocation to banks and an underweight allocation to utilities diminished performance.

Holdings that performed well in the Portfolio saw gains during the period because of their strong business models, high levels of cash on their balance sheets and high dividend yields. High yielding stocks were particularly appealing to investors

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years	Since Inception*
Class X	-9.14%	5.87%	4.76%	8.49%
Class Y	-9.37%	5.61%	4.50%	2.03%

(1)  Ending value on December 31, 2014 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

during 2014, given the backdrop of low interest rates, low growth and low inflation. A Swiss pharmaceutical company, an Anglo-Dutch media company, a Swiss insurance company, a U.K. tobacco company, and a French media company were among the Portfolio's top performers.

However, some of the more disappointing names included a U.K.-based multinational oil and gas company with high exposure to falling oil prices, a weakening outlook and changes in its senior management. A U.K. industrials company saw its share price tumble after issuing several profit warnings. A French industrials company was also among the Portfolio's weakest performers as it struggled amid a project delay and cancelled orders. A position in an Italian bank suffered not from any company-specific concerns, but because valuations for the entire banking sector fell in the second half of the year.

On a country level, key contributors to performance included our stock selection in Germany and the Netherlands, as well as our stock selection in and an overweight allocation to Switzerland. However, our stock selection in the United Kingdom, Sweden and Spain was detrimental to returns.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2014, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 5.71%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 12.44%. For the same period, the Portfolio's Class Y shares returned 5.44%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's underperformance relative to the Index was driven primarily by the consumer discretionary, information technology (IT), and industrials sectors. Both stock selection and an overweight position in the consumer discretionary sector were detrimental to relative returns. In particular, the Portfolio held an e-commerce giant that saw its share price pressured during a general sell-off in high growth and high multiple stocks in early 2014. In addition, the company's results have fallen short of analysts' high expectations. However, we believe its near-term profitability concerns may be transitory and remain attracted to the company over the long term.

The IT sector also lagged, as stock selection was unfavorable. The Portfolio's second-largest detractor was a position in a global microblogging

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2014
	1 Year	5 Years	10 Years	Since Inception*
Class X	5.71%	16.37%	10.91%	11.72%
Class Y	5.44%	16.07%	10.64%	5.06%

(1)  Ending value on December 31, 2014 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

platform that saw its share price tumble after disappointing analysts' very high expectations. We are monitoring the company's situation and continue to believe in its long-term prospects.

Stock selection in the industrials sector posted disappointing results, with a best practices research provider the third greatest detractor in the Portfolio. Some of the company's reported operating results fell short of analysts' expectations, which hurt its share price. However, we remain attracted to the company, which we believe offers a unique value proposition for its customers and maintains significant barriers to entry for competitors.

An overweight position and stock selection in the health care sector added to returns. The second largest contributor to the Portfolio's overall performance during the period was a leader in genetic testing and analysis, whose stock price has benefited from its progress toward lowering the cost of genome mapping. The Portfolio's third largest contributor was a surgical robotics systems maker, which performed well after it saw a surprising increase in procedure growth and shipments of a recently updated product.

The Portfolio's significant underweight position in energy, the worst-performing sector during the period, also benefited relative performance. The Portfolio held only one energy stock, which was sold during the period.

The consumer staples sector had a modestly positive effect on relative performance. An underweight position in the sector was disadvantageous but offset by good stock selection that resulted in relative gains. The Portfolio owned two food product companies, both of which contributed positively to performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2014 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2014 (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/14 – 12/31/14.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2014 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (0.01% return)	$1,000.00	$1,000.05	$0.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.25	$0.97
Class Y
Actual (0.01% return)	$1,000.00	$1,000.05	$0.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,024.25	$0.97

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.19% and 0.19% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.73% and 0.98% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (0.00% return)	$1,000.00	$1,000.00	$4.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.02	$4.23
Class Y
Actual (-0.27% return)	$1,000.00	$997.30	$5.44
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.76	$5.50

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.83% and 1.08% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (1.28% return)	$1,000.00	$1,012.80	$3.30
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31
Class Y
Actual (1.11% return)	$1,000.00	$1,011.10	$4.56
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.65% and 0.90% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2014 (unaudited) continued

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (-10.95% return)	$1,000.00	$890.50	$4.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (-11.07% return)	$1,000.00	$889.30	$5.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.31% and 1.56% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	07/01/14	12/31/14	07/01/14 – 12/31/14
Class X
Actual (3.74% return)	$1,000.00	$1,037.40	$2.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.63	$2.60
Class Y
Actual (3.61% return)	$1,000.00	$1,036.10	$3.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.37	$3.87

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.51% and 0.76% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2014

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (39.6%)
$7,000	ABN Amro Securities LLC, (dated 12/31/14; proceeds $7,000,043; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 12/15/26 - 12/01/44; valued at $7,210,000)	0.11%		01/02/15	$7,000,000
500	Barclays Capital, Inc., (dated 09/15/14; proceeds $501,768; fully collateralized by various Common Stocks and Convertible Bonds, 0.75% - 6.00% due 11/15/16 - 03/30/43; valued at $532,745) (Demand 01/02/15)	0.63	(a)	04/05/15	500,000
10,170	BNP Paribas Securities Corp., (dated 12/31/14; proceeds $10,170,040; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 06/20/42 - 12/20/44; valued at $10,475,100)	0.07		01/02/15	10,170,000
250	BNP Paribas Securities Corp., (dated 12/31/14; proceeds $250,003; fully collateralized by various Common Stocks and Preferred Stocks; valued at $262,507)	0.20		01/02/15	250,000
1,000	Credit Suisse Securities USA, (dated 10/30/14; proceeds $1,001,668; fully collateralized by a Corporate Bond, 9.25% due 11/13/19; valued at $1,060,643)	0.63		02/02/15	1,000,000
750	ING Financial Markets LLC, (dated 11/03/14; proceeds $750,319; fully collateralized by a Corporate Bond, 1.63% due 05/15/18; valued at $792,273) (Demand 01/07/15)	0.21	(a)	01/15/15	750,000
250	ING Financial Markets LLC, (dated 11/14/14; proceeds $250,092; fully collateralized by a Corporate Bond, 1.63% due 05/15/18; valued at $267,392) (Demand 01/07/15)	0.22	(a)	01/13/15	250,000
750	ING Financial Markets LLC, (dated 12/12/14; proceeds $750,149; fully collateralized by a Corporate Bond, 1.63% due 05/15/18; valued at $792,273) (Demand 01/07/15)	0.23	(a)	01/12/15	750,000
500	ING Financial Markets LLC, (dated 12/31/14; proceeds $500,008; fully collateralized by a Corporate Bond, 10.75% due 06/15/58; valued at $535,743)	0.28		01/02/15	500,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$500	Merrill Lynch Pierce Fenner & Smith, (dated 12/24/14; proceeds $500,008; fully collateralized by various Common Stocks and Preferred Stocks; valued at $525,034) (Demand 01/02/15)	0.48	(a) %	02/04/15	$500,000
250	RBC Capital Markets LLC, (dated 12/15/14; proceeds $250,209; fully collateralized by various Corporate Bonds, 4.13% - 9.63% due 03/15/18 - 11/01/24; valued at $265,001) (Demand 01/07/15)	0.33	(a)	03/16/15	250,000
750	RBC Capital Markets LLC, (dated 10/09/14; proceeds $750,868; fully collateralized by various Corporate Bonds, 4.13% - 9.63% due 03/15/16 - 11/01/24; valued at $795,000) (Demand 01/07/15)	0.35	(a)	02/05/15	750,000
250	Wells Fargo Securities LLC, (dated 10/15/14; proceeds $250,394; fully collateralized by various Common Stocks, Convertible Bonds, Zero Coupon - 4.00% due 06/01/15 - 01/15/34, a Convertible Preferred Stock and various Preferred Stocks; valued at $270,887)	0.63		01/13/15	250,000
750	Wells Fargo Securities LLC, (dated 10/27/14; proceeds $751,194; fully collateralized by various Common Stocks, Convertible Bonds, Zero Coupon - 4.00% due 06/01/15 - 01/15/34, a Convertible Preferred Stock and various Preferred Stocks; valued at $813,139)	0.63		01/26/15	750,000
	Total Repurchase Agreements (Cost $23,670,000)				23,670,000
	Certificates of Deposit (19.0%)
	Domestic Bank (0.6%)
400	Citibank NA	0.20		01/09/15	400,000
	International Banks (18.4%)
500	Banco Del Estado De Chile	0.19		01/08/15 - 01/20/15	500,000
3,000	Canadian Imperial Bank of Commerce	0.22		04/02/15	3,000,000
1,500	Credit Industriel et Commercial	0.33		01/22/15 - 01/26/15	1,500,000
1,000	Credit Suisse	0.29		02/06/15	1,000,000
500	Mizuho Bank Ltd.	0.20		02/06/15	500,000
1,500	Oversea Chinese Banking Corporation	0.21 - 0.23		03/11/15 - 04/06/15	1,500,016

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)			ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,000	Sumitomo Mitsui Banking Corp.		0.23%	02/02/15	$1,000,000
1,000	Sumitomo Mitsui Trust Bank Ltd.		0.26	03/30/15 - 04/01/15	1,000,000
1,000	Svenska Handelsbanken AB		0.22	04/15/15	1,000,015
					11,000,031
	Total Certificates of Deposit (Cost $11,400,031)				11,400,031
		COUPON RATE(a)	DEMAND DATE(b)
	Extendible Floating Rate Notes (12.2%)
	Domestic Banks (6.7%)
2,000	JP Morgan Chase Bank NA (Extendible Maturity Date 01/07/16)	0.36%	03/09/15	03/07/19	2,000,000
2,000	Wells Fargo Bank NA (Extendible Maturity Date 01/15/16 - 01/20/16)	0.33 - 0.34	01/20/15 - 03/16/15	03/20/19 - 07/15/19	2,000,000
					4,000,000
	International Banks (5.5%)
1,000	Bank of Nova Scotia (Extendible Maturity Date 01/29/16)	0.33	01/30/15	01/31/19	1,000,000
1,000	Royal Bank of Canada (Extendible Maturity Date 12/31/15)	0.33	01/02/15	04/01/19	999,965
1,300	Svenska Handelsbanken AB (c) (Extendible Maturity Date 06/15/15)	0.31	01/15/15	05/13/16	1,300,000
					3,299,965
	Total Extendible Floating Rate Notes (Cost $7,299,965)				7,299,965

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)			ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (11.7%)
	Automobiles (1.9%)
$1,100	Toyota Motor Credit Corp.		0.25%	06/04/15 - 06/19/15	$1,098,754
	Diversified Manufacturing (3.3%)
2,000	Siemens Capital Co. LLC		0.10	01/07/15	1,999,966
	Domestic Bank (0.9%)
500	JP Morgan Securities LLC (c)		0.23	01/12/15	499,965
	Food & Beverage (0.4%)
250	Coca-Cola Co. (c)		0.18	01/02/15	249,999
	International Banks (5.2%)
200	Banque Et Caisse		0.23	01/06/15	199,994
1,125	DBS Bank Ltd. (c)		0.21	02/02/15 - 02/04/15	1,124,785
750	Erste Abwicklungsanstalt		0.18	01/30/15 - 02/09/15	749,879
300	Macquarie Bank Ltd. (c)		0.25	01/26/15	299,949
750	United Overseas Bank Ltd. (c)		0.30	03/24/15	749,487
					3,124,094
	Total Commercial Paper (Cost $6,972,778)				6,972,778
		COUPON RATE(a)	DEMAND DATE(b)
	Floating Rate Notes (9.1%)
	Domestic Bank (2.1%)
1,250	U.S. Bank NA	0.19%	01/23/15 - 01/24/15	03/23/15 - 04/23/15	1,250,000
	International Banks (7.0%)
1,000	Bank of Nova Scotia	0.24	02/17/15	02/17/15	1,000,000
800	Rabobank Nederland NY	0.28 - 0.31	01/06/15 - 03/24/15	03/24/15 - 07/06/15	800,000
1,700	Toronto Dominion Bank	0.23	01/06/15 - 02/06/15	02/06/15 - 07/22/15	1,700,000
700	Westpac Banking Corp.	0.24	02/06/15	05/06/15	699,983
					4,199,983
	Total Floating Rate Notes (Cost $5,449,983)				5,449,983

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	U.S. Agency Securities (8.4%)
$3,000	Federal Home Loan Bank	0.09%	02/13/15	$2,999,670
2,000	Federal Home Loan Bank	0.15	02/20/15	1,999,586
	Total U.S. Agency Securities (Cost $4,999,256)			4,999,256
	Corporate Bond (0.4%)
	International Bank
250	HSBC Bank PLC (c) (Cost $253,824)	3.50	06/28/15	253,824
	Total Investments (Cost $60,045,837)		100.4%	60,045,837
	Liabilities in Excess of Other Assets		(0.4)	(217,890)
	Net Assets		100.0%	$59,827,947

  (a)  Rate shown is the rate in effect at December 31, 2014.

  (b)  Date of next interest rate reset.

  (c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

MATURITY SCHEDULE† (unaudited)

1 - 30 Days	59.4%
31 - 60 Days	20.4
61 - 90 Days	9.6
91 - 120 Days	8.3
121 + Days	2.3
100.0%

†  As a percentage of total investments.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (68.8%)
	Basic Materials (1.2%)
$115	Ecolab, Inc.	3.00%	12/08/16	$118,796
175	Goldcorp, Inc. (Canada)	2.125	03/15/18	173,096
125	Rio Tinto Finance USA PLC (United Kingdom)	1.375	06/17/16	125,596
				417,488
	Communications (6.8%)
150	Amazon.com, Inc.	2.60	12/05/19	151,695
225	Baidu, Inc. (China)	3.25	08/06/18	230,386
200	CBS Corp.	2.30	08/15/19	197,825
180	Comcast Corp.	5.70	05/15/18	202,847
200	eBay, Inc.	2.20	08/01/19	198,180
225	Orange SA (France)	2.75	02/06/19	229,400
175	Scripps Networks Interactive, Inc.	2.75	11/15/19	175,928
125	Thomson Reuters Corp. (Canada)	1.30	02/23/17	124,410
50	Thomson Reuters Corp. (Canada)	1.65	09/29/17	49,727
175	Time Warner Cable, Inc.	6.75	07/01/18	200,862
225	Verizon Communications, Inc.	2.55	06/17/19	227,021
200	Verizon Communications, Inc.	6.55	09/15/43	256,605
225	Viacom, Inc.	2.50	09/01/18	227,187
				2,472,073
	Consumer, Cyclical (6.0%)
210	CVS Health Corp.	2.25	12/05/18	212,074
250	Daimler Finance North America LLC (Germany) (a)	2.375	08/01/18	253,724
230	Glencore Funding LLC (a)	1.70	05/27/16	230,445
250	Harley-Davidson Financial Services, Inc. (a)	1.55	11/17/17	248,152
200	Home Depot, Inc.	2.00	06/15/19	200,699
240	Nissan Motor Acceptance Corp. (a)	2.65	09/26/18	244,602
175	Southwest Airlines Co.	2.75	11/06/19	176,000
200	Target Corp.	2.30	06/26/19	202,674
250	Volkswagen International Finance N.V. (Germany) (a)	1.125	11/18/16	249,843
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	138,782
				2,156,995
	Consumer, Non-Cyclical (9.4%)
265	AbbVie, Inc.	1.75	11/06/17	265,759
150	Amgen, Inc.	2.50	11/15/16	153,552
240	Anthem, Inc.	1.875	01/15/18	240,108
200	BAT International Finance PLC (United Kingdom) (a)	1.40	06/05/15	200,380
200	Bayer US Finance LLC (Germany) (a)	2.375	10/08/19	201,018
100	Becton Dickinson and Co.	2.675	12/15/19	101,432

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$100	Covidien International Finance SA	1.35%		05/29/15	$100,310
210	Experian Finance PLC (United Kingdom) (a)	2.375		06/15/17	211,987
50	Gilead Sciences, Inc.	2.35		02/01/20	50,329
244	Gilead Sciences, Inc.	3.05		12/01/16	253,304
75	Kraft Foods Group, Inc.	2.25		06/05/17	76,282
150	Kroger Co. (The)	2.30		01/15/19	150,108
370	McKesson Corp.	3.25		03/01/16	378,938
175	Medtronic, Inc. (a)	2.50		03/15/20	175,672
300	Synchrony Financial	3.00		08/15/19	303,474
250	Tyson Foods, Inc.	2.65		08/15/19	252,546
100	Ventas Realty LP	1.55		09/26/16	100,443
200	Wm Wrigley Jr Co. (a)	1.40		10/21/16	200,250
					3,415,892
	Diversified (1.1%)
200	Hutchison Whampoa International 14 Ltd. (Hong Kong) (a)	1.625		10/31/17	198,488
200	LVMH Moet Hennessy Louis Vuitton SA (France) (a)	1.625		06/29/17	200,254
					398,742
	Energy (3.2%)
200	Anadarko Petroleum Corp.	5.95		09/15/16	213,963
225	DCP Midstream Operating LP	2.70		04/01/19	220,470
50	Enbridge, Inc. (Canada)	0.684	(b)	06/02/17	49,813
175	EnLink Midstream Partners LP	2.70		04/01/19	172,501
125	Enterprise Products Operating LLC	2.55		10/15/19	123,880
200	Kinder Morgan, Inc.	3.05		12/01/19	198,634
180	Marathon Petroleum Corp.	3.50		03/01/16	184,506
					1,163,767
	Finance (32.2%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50		06/15/16	270,355
120	Abbey National Treasury Services PLC (United Kingdom)	3.05		08/23/18	124,345
230	ABN Amro Bank N.V. (Netherlands) (a)	2.50		10/30/18	232,419
225	American Express Credit Corp.	2.25		08/15/19	225,281
205	American Honda Finance Corp. (Japan) (a)	1.60		02/16/18	204,156
200	Australia & New Zealand Banking Group Ltd. (Australia)	1.45		05/15/18	197,595
400	Bank of America Corp.	2.60		01/15/19	403,340
210	BB&T Corp.	2.25		02/01/19	210,630
100	BioMed Realty LP	2.625		05/01/19	100,014
210	BNP Paribas SA, MTN (France)	2.70		08/20/18	214,808
260	BNZ International Funding Ltd. (New Zealand) (a)	2.35		03/04/19	260,287

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$250	BPCE SA (France)	2.50%	07/15/19	$251,520
110	Canadian Imperial Bank of Commerce (Canada)	1.55	01/23/18	109,540
175	Capital One Financial Corp.	2.45	04/24/19	174,776
300	Citigroup, Inc.	8.50	05/22/19	374,173
250	Commonwealth Bank of Australia (Australia)	2.50	09/20/18	254,474
250	Compass Bank	1.85	09/29/17	249,098
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	120,026
250	Credit Agricole SA (France) (a)	2.125	04/17/18	250,992
250	Credit Suisse (Switzerland)	2.30	05/28/19	249,830
225	DBS Group Holdings Ltd. (Singapore) (a)	2.246	07/16/19	225,013
250	Discover Bank	2.00	02/21/18	249,536
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	212,578
175	ERP Operating LP	2.375	07/01/19	174,437
275	Ford Motor Credit Co., LLC	5.00	05/15/18	299,033
325	Goldman Sachs Group, Inc. (The)	2.375	01/22/18	328,426
220	HSBC USA, Inc.	2.25	06/23/19	219,896
255	Hyundai Capital America (a)	2.125	10/02/17	256,413
200	ING Bank N.V. (Netherlands) (a)	3.75	03/07/17	209,410
200	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	208,379
275	JPMorgan Chase & Co.	2.20	10/22/19	272,937
200	Lloyds Bank PLC (United Kingdom)	2.30	11/27/18	202,077
201	Macquarie Bank Ltd. (Australia) (a)	2.60	06/24/19	202,896
275	Metropolitan Life Global Funding I (See Note 7) (a)	1.50	01/10/18	273,487
230	Mizuho Corporate Bank Ltd. (Japan) (a)	1.85	03/21/18	228,926
250	National Australia Bank Ltd. (Australia) (a)	1.25	03/17/17	249,751
240	Nordea Bank AB (Sweden) (a)	0.875	05/13/16	239,868
250	Principal Financial Group, Inc.	1.85	11/15/17	250,373
320	Prudential Financial, Inc., MTN	4.75	09/17/15	328,415
200	QBE Insurance Group Ltd. (Australia) (a)	2.40	05/01/18	200,180
200	Skandinaviska Enskilda Banken AB (Sweden) (a)	1.75	03/19/18	199,136
300	Standard Chartered PLC (United Kingdom) (a)	1.50	09/08/17	299,633
260	Sumitomo Mitsui Banking Corp. (Japan)	2.45	01/10/19	261,425
200	Swedbank AB (Sweden) (a)	1.75	03/12/18	199,709
225	Toronto-Dominion Bank (The), MTN (Canada)	2.625	09/10/18	230,918
300	UBS AG (Switzerland)	2.375	08/14/19	300,178
200	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia) (a)	2.70	09/17/19	200,161
200	Wells Fargo & Co.	1.40	09/08/17	199,916
120	Wells Fargo & Co.	2.15	01/15/19	120,433
350	Westpac Banking Corp. (Australia) (a)	1.375	05/30/18	345,606
				11,666,805

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Industrials (2.5%)
$215	Eaton Corp.	1.50%		11/02/17	$213,902
200	Heathrow Funding Ltd. (United Kingdom) (a)	2.50		06/25/15	200,143
115	Ingersoll-Rand Global Holding Co., Ltd.	2.875		01/15/19	116,924
75	L-3 Communications Corp.	1.50		05/28/17	74,306
50	Precision Castparts Corp.	0.70		12/20/15	49,827
250	Waste Management, Inc.	2.60		09/01/16	255,847
					910,949
	Technology (2.7%)
100	Altera Corp.	2.50		11/15/18	100,729
100	Apple, Inc.	2.10		05/06/19	101,198
160	Applied Materials, Inc.	2.65		06/15/16	163,581
110	Hewlett-Packard Co.	3.30		12/09/16	113,653
200	Oracle Corp.	2.25		10/08/19	201,564
300	TSMC Global Ltd. (Taiwan) (a)	1.625		04/03/18	294,918
					975,643
	Utilities (3.7%)
275	Dominion Gas Holdings LLC	2.50		12/15/19	276,001
225	GDF Suez (France) (a)	1.625		10/10/17	224,877
175	Northeast Utilities	1.45		05/01/18	172,481
200	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	204,245
200	PSEG Power LLC	5.50		12/01/15	208,314
250	Southern Co. (The)	2.15		09/01/19	248,665
					1,334,583
	Total Corporate Bonds (Cost $24,828,458)				24,912,937
	Asset-Backed Securities (16.4%)
99	American Homes 4 Rent (a)	1.25	(b)	06/17/31	98,042
132	American Residential Properties Trust (a)	1.262	(b)	09/17/31	130,928
	CarMax Auto Owner Trust
108		0.52		07/17/17	108,136
150		0.97		04/16/18	150,353
	Chase Issuance Trust
425		0.54		10/16/17	424,860
573		0.59		08/15/17	572,753
150	Citibank Credit Card Issuance Trust	2.88		01/23/23	154,055
133	Colony American Homes (a)	1.40	(b)	05/17/31	132,763
111	Colony American Homes Single-Family Rental Pass-Through Certificates (a)	1.112	(b)	07/17/31	109,704

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Discover Card Execution Note Trust
$230		0.591	(b)%	07/15/21	$230,725
200		1.22		10/15/19	199,760
169	Fifth Third Auto Trust	0.88		10/16/17	169,282
381	Ford Credit Auto Owner Trust (a)	2.26		11/15/25	383,465
275	GE Dealer Floorplan Master Note Trust	0.655	(b)	06/20/17	275,148
200	GM Financial Leasing Trust (a)	0.73		02/20/17	200,126
200	Hertz Fleet Lease Funding LP (a)	0.712	(b)	12/10/27	200,114
	Hyundai Auto Receivables Trust
307		0.90		12/17/18	306,292
145		1.01		02/15/18	145,449
138	Invitation Homes Trust (a)	1.162	(b)	06/17/31	136,514
428	John Deere Owner Trust	0.60		03/15/17	428,664
225	North Carolina State Education Assistance Authority	1.034	(b)	07/25/25	225,727
87	Panhandle-Plains Higher Education Authority, Inc.	1.205	(b)	07/01/24	86,913
138	PFS Tax Lien Trust (a)	1.44		05/15/29	138,604
202	Toyota Auto Receivables Owner Trust	0.89		07/17/17	202,415
88	VOLT NPL X LLC (a)	4.75		10/25/54	86,644
100	VOLT XIX LLC (a)	5.00		04/26/55	97,600
210	VOLT XXIV LLC (a)	3.25		11/25/53	210,558
235	Volvo Financial Equipment LLC (a)	0.74		03/15/17	235,229
113	World Omni Automobile Lease Securitization Trust	1.10		12/15/16	113,439
	Total Asset-Backed Securities (Cost $5,857,124)				5,954,262
	Agency Adjustable Rate Mortgages (5.3%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
146		2.306		07/01/38	155,503
158		2.311		06/01/36	168,975
147		2.314		07/01/36	156,641
340		2.421		07/01/38	365,420
37		2.681		01/01/38	40,293
	Federal National Mortgage Association, Conventional Pools:
395		2.235		09/01/38 - 10/01/39	420,934
297		2.298		04/01/38	317,891
156		2.329		05/01/35	166,603

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association, Various Pools:
$103		2.00%		11/20/39 - 02/20/40	$107,174
	Total Agency Adjustable Rate Mortgages (Cost $1,897,654)				1,899,434
	Collateralized Mortgage Obligations - Agency Collateral Series (3.0%)
245	Federal Home Loan Mortgage Corporation	1.426		08/25/17	246,420
167	REMIC	7.50		09/15/29	192,620
	Federal National Mortgage Association
128		0.595		08/25/15	128,146
86		0.953		11/25/15	86,456
162		1.083		02/25/16	162,186
261		2.171	(b)	09/25/19	262,472
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,067,587)				1,078,300
	Mortgages - Other (2.5%)
185	CDGJ Commercial Mortgage Trust (a)	1.55	(b)	12/15/27	185,578
145	CHL Mortgage Pass-Through Trust	5.50		05/25/34	149,590
232	Freddie Mac Structured Agency Credit Risk Debt Notes	1.17	(b)	02/25/24	230,993
74	JP Morgan Mortgage Trust	2.605	(b)	04/25/35	74,270
103	New Residential Mortgage Loan Trust (a)	3.75		05/25/54	105,420
182	Sequoia Mortgage Trust	0.775	(b)	08/20/34	173,375
	Total Mortgages - Other (Cost $917,979)				919,226
	Commercial Mortgage-Backed Securities (1.4%)
195	BLCP Hotel Trust (a)	1.111	(b)	08/15/29	195,601
95	Citigroup Commercial Mortgage Trust (a)	2.11		01/12/30	95,712
99	Hilton USA Trust (a)	1.157	(b)	11/05/30	98,593
100	JP Morgan Chase Commercial Mortgage Securities Trust (a)	1.141	(b)	07/15/31	100,305
	Total Commercial Mortgage-Backed Securities (Cost $490,554)				490,211

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Sovereign (1.2%)
$245	Korea Development Bank (The) (Korea, Republic of)	1.50%	01/22/18	$242,466
200	Qatar Government International Bond (Qatar) (a)	4.00	01/20/15	200,478
	Total Sovereign (Cost $453,928)			442,944
	Agency Fixed Rate Mortgages (0.4%)
	Federal National Mortgage Association, Conventional Pools:
87		6.50	01/01/32 - 11/01/33	99,733
55		7.00	12/01/31 - 06/01/32	60,014
	Total Agency Fixed Rate Mortgages (Cost $148,819)			159,747
	Short-Term Investments (0.8%)
	U.S. Treasury Securities (0.5%)
	U.S. Treasury Bills
20	(c)(d)	0.026	02/12/15	19,999
65	(c)(d)	0.037	02/12/15	64,997
100	(c)(d)	0.046	02/12/15	99,995
	Total U.S. Treasury Securities (Cost $184,991)			184,991
NUMBER OF SHARES (000)
	Investment Company (0.3%)
101	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $101,467)			101,467
	Total Short-Term Investments (Cost $286,458)			286,458
	Total Investments (Cost $35,948,561) (e)		99.8%	36,143,519
	Other Assets in Excess of Liabilities		0.2	86,407
	Net Assets		100.0%	$36,229,926

  MTN  Medium Term Note.

  REMIC  Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

  (c)  Rate shown is the yield to maturity at December 31, 2014.

  (d)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2014:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
106	Long	U.S. Treasury 2 yr. Note, Mar-15	$23,170,937	$(32,781)
2	Long	U.S. Treasury Long Bond, Mar-15	289,125	7,859
42	Short	U.S. Treasury 5 yr. Note, Mar-15	(4,995,047)	5,774
9	Short	U.S. Treasury 10 yr. Note, Mar-15	(1,141,172)	(6,258)
Net Unrealized Depreciation				$(25,406)

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2014:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(Unaudited)
Barclays Bank PLC Yum! Brands, Inc.	Buy	$225	1.00%	12/20/18	$(563)	$(3,905)	$(4,468)	BBB
Barclays Bank PLC Diagnostics, Inc	Buy	250	1.00	03/20/19	(8,205)	4,798	(3,407)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	400	1.00	12/20/19	(99)	(6,399)	(6,498)	NR
Total Credit Default Swaps		$875			$(8,867)	$(5,506)	$(14,373)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2014 continued

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2014:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Morgan Stanley & Co., LLC*	$2,002	3 Month LIBOR	Receive	1.14%	07/23/17	$(9,522)
Morgan Stanley & Co., LLC*	1,700	3 Month LIBOR	Receive	1.18	09/04/17	(6,586)
Morgan Stanley & Co., LLC*	2,900	3 Month LIBOR	Receive	1.17	09/05/17	(10,417)
Morgan Stanley & Co., LLC*	4,500	3 Month LIBOR	Receive	1.19	09/10/17	(17,594)
Morgan Stanley & Co., LLC*	550	3 Month LIBOR	Receive	1.81	09/04/19	(5,564)
Morgan Stanley & Co., LLC*	873	3 Month LIBOR	Receive	1.80	09/05/19	(8,410)
Morgan Stanley & Co., LLC*	1,305	3 Month LIBOR	Receive	1.85	09/10/19	(14,850)
Total Unrealized Depreciation						$(72,943)

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LONG TERM CREDIT ANALYSIS+ (unaudited)
AAA	18.5%
AA	20.2
A	40.7
BBB	19.1
Not Rated	1.5
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $29,596,281 with net unrealized depreciation of $25,406. Also does not include open swap agreements with total unrealized depreciation of $81,810.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (94.2%)
	Basic Materials (4.3%)
$225	Ashland, Inc.	6.875%	05/15/43	$240,750
790	BHP Billiton Finance USA Ltd. (Australia)	3.85	09/30/23	833,214
390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	380,250
940	Freeport-McMoRan, Inc.	3.875	03/15/23	887,183
690	Glencore Funding LLC (Switzerland) (a)	4.125	05/30/23	674,455
396	Goldcorp, Inc. (Canada)	3.70	03/15/23	386,743
175	Goldcorp, Inc. (Canada)	5.45	06/09/44	176,389
545	Lubrizol Corp.	8.875	02/01/19	681,017
246	Lundin Mining Corp. (Canada) (a)	7.50	11/01/20	244,155
300	LYB International Finance BV	4.875	03/15/44	309,843
470	NOVA Chemicals Corp. (a)	5.25	08/01/23	476,463
175	Vale Overseas Ltd. (Brazil)	4.375	01/11/22	168,614
195	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	206,542
210	Vale Overseas Ltd. (Brazil)	6.875	11/10/39	224,713
				5,890,331
	Communications (13.1%)
725	21st Century Fox America, Inc. (a)	4.75	09/15/44	795,498
575	Amazon.com, Inc.	3.80	12/05/24	590,288
875	AT&T, Inc.	6.30	01/15/38	1,062,163
525	Baidu, Inc. (China)	2.75	06/09/19	523,774
200	Baidu, Inc. (China)	3.25	08/06/18	204,788
310	Cablevision Systems Corp.	7.75	04/15/18	342,162
150	CBS Corp.	4.90	08/15/44	152,913
575	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.849	04/15/23	572,158
670	Comcast Corp.	6.40	05/15/38	897,641
195	CSC Holdings LLC	6.75	11/15/21	216,206
251	Ctrip.com International Ltd.	1.25	10/15/18	245,353
675	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	687,800
500	eBay, Inc.	2.875	08/01/21	495,672
340	ENTEL Chile SA (Chile) (a)	4.75	08/01/26	338,704
285	ENTEL Chile SA (Chile) (a)	4.875	10/30/24	290,309
470	Lamar Media Corp.	5.375	01/15/24	486,450
329	Liberty Media Corp.	1.375	10/15/23	326,121
350	MDC Partners, Inc. (Canada) (a)	6.75	04/01/20	361,812
725	Motorola Solutions, Inc.	4.00	09/01/24	730,817
425	NBC Universal Media LLC	5.95	04/01/41	548,537
350	Omnicom Group, Inc.	3.625	05/01/22	359,884
93	Omnicom Group, Inc.	3.65	11/01/24	93,234
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	869,625

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$250	Priceline Group, Inc.	0.35%	06/15/20	$280,000
	243	SINA Corp. (China)	1.00	12/01/18	225,231
	580	Telefonica Europe BV (Spain)	8.25	09/15/30	808,239
	425	Time Warner Cable, Inc.	4.50	09/15/42	438,620
	1,200	Time Warner Cable, Inc.	6.75	07/01/18	1,377,338
	350	Time Warner, Inc.	4.65	06/01/44	366,386
	410	Time Warner, Inc.	7.70	05/01/32	580,836
	1,134	Verizon Communications, Inc. (a)	5.012	08/21/54	1,178,326
	1,007	Verizon Communications, Inc.	6.55	09/15/43	1,292,006
	226	Yahoo!, Inc.	0.00	12/01/18	256,792
					17,995,683
		Consumer, Cyclical (5.6%)
	403	American Airlines Pass-Through Trust	4.00	07/15/25	410,264
	850	American Airlines Pass-Through Trust	4.95	01/15/23	910,103
	215	Bed Bath & Beyond, Inc.	5.165	08/01/44	225,468
	635	British Airways PLC (United Kingdom) (a)	4.625	06/20/24	673,346
	425	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	448,906
	395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	605,694
	425	Exide Technologies (b)(c)	8.625	02/01/18	22,844
	325	Guitar Center, Inc. (a)	6.50	04/15/19	281,125
	325	Home Depot, Inc.	5.875	12/16/36	425,892
	141	Iconix Brand Group, Inc.	2.50	06/01/16	166,468
KRW	200,000	Lotte Shopping Co. Ltd., Series LOTT (Korea, Republic of)	0.00	01/24/18	180,822
	$575	QVC, Inc.	4.375	03/15/23	577,965
	250	Target Corp.	3.50	07/01/24	260,067
	336	Tesla Motors, Inc.	1.25	03/01/21	304,710
	150	Tiffany & Co. (a)	4.90	10/01/44	155,203
	220	Toll Brothers Finance Corp.	0.50	09/15/32	225,500
	875	United Airlines Pass-Through Trust	4.30	08/15/25	905,625
	125	United Airlines Pass-Through Trust, Series A	3.75	09/03/26	125,937
	267	US Airways Pass-Through Trust	3.95	11/15/25	272,332
	300	Walgreens Boots Alliance, Inc.	3.80	11/18/24	306,584
	265	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	7.75	08/15/20	283,611
					7,768,466
		Consumer, Non-Cyclical (10.2%)
	139	AbbVie, Inc.	2.90	11/06/22	137,087
	440	ADT Corp. (The)	6.25	10/15/21	453,200
	400	Albea Beauty Holdings SA (a)	8.375	11/01/19	422,000
	465	Altria Group, Inc.	5.375	01/31/44	531,379
	469	Amgen, Inc.	5.15	11/15/41	530,630
	775	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.70	02/01/24	806,594

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$340	Aramark Services, Inc.	5.75%	03/15/20	$352,750
	200	Bayer US Finance LLC (a)	3.375	10/08/24	203,936
	215	Becton Dickinson and Co.	3.734	12/15/24	221,808
	450	BioMarin Pharmaceutical, Inc.	1.50	10/15/20	553,781
	260	BRF SA (Brazil) (a)	3.95	05/22/23	241,020
	350	Gilead Sciences, Inc.	4.80	04/01/44	389,816
HKD	2,000	Hengan International Group Co., Ltd. (China)	0.00	06/27/18	264,680
	$316	Illumina, Inc. (a)	0.00	06/15/19	347,995
	131	Jarden Corp.	1.875	09/15/18	206,079
	760	Medtronic, Inc.	3.625	03/15/24	790,414
	200	Medtronic, Inc. (a)	4.625	03/15/45	217,709
	770	Novartis Capital Corp. (Switzerland)	3.40	05/06/24	802,619
	775	PepsiCo, Inc.	3.60	03/01/24	811,164
	600	Philip Morris International, Inc.	4.50	03/20/42	635,987
	455	RR Donnelley & Sons Co.	7.875	03/15/21	505,050
	800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	872,000
	300	Synchrony Financial	4.25	08/15/24	308,194
	217	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	222,700
	515	Tyson Foods, Inc.	3.95	08/15/24	533,406
	370	United Rentals North America, Inc.	5.75	11/15/24	382,025
	350	UnitedHealth Group, Inc.	2.875	12/15/21	354,537
	750	UnitedHealth Group, Inc.	2.875	03/15/23	746,518
	930	WM Wrigley Jr Co. (a)	2.90	10/21/19	943,060
	190	Zimmer Holdings, Inc.	5.75	11/30/39	230,905
					14,019,043
		Diversified (0.1%)
	200	Alfa SAB de CV (Mexico) (a)	5.25	03/25/24	208,500
		Energy (9.7%)
	475	Access Midstream Partners LP/ACMP Finance Corp.	4.875	05/15/23	484,500
	400	Anadarko Petroleum Corp.	6.45	09/15/36	482,186
	675	Buckeye Partners LP	4.15	07/01/23	659,002
	400	Cimarex Energy Co.	5.875	05/01/22	418,000
	650	ConocoPhillips Co.	3.35	11/15/24	658,069
	775	Continental Resources, Inc.	3.80	06/01/24	694,608
	600	DCP Midstream Operating LP	3.875	03/15/23	575,155
	340	Denbury Resources, Inc.	5.50	05/01/22	312,800
	425	Devon Energy Corp.	4.75	05/15/42	429,463
	510	Ecopetrol SA (Colombia)	5.875	09/18/23	541,237
	425	Energy Transfer Partners LP	3.60	02/01/23	411,970
	600	Energy Transfer Partners LP	4.90	02/01/24	629,848
	650	EnLink Midstream Partners LP	2.70	04/01/19	640,717

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$250	Ensco PLC	5.75%		10/01/44	$251,735
	600	Enterprise Products Operating LLC	5.95		02/01/41	707,923
	525	Kinder Morgan Energy Partners LP	3.50		09/01/23	499,323
	75	Kinder Morgan, Inc.	4.30		06/01/25	75,191
	700	Kinder Morgan, Inc. (a)	5.625		11/15/23	750,582
	225	Marathon Oil Corp.	6.60		10/01/37	265,841
	500	Nexen Energy ULC (Canada)	6.40		05/15/37	624,796
	225	Noble Energy, Inc.	3.90		11/15/24	222,829
	200	Noble Energy, Inc.	5.05		11/15/44	198,442
	245	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	305,967
	300	Rowan Cos., Inc.	5.85		01/15/44	277,593
	355	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(d)	2.75		05/17/17	361,721
	325	SM Energy Co. (a)	6.125		11/15/22	306,313
	625	Spectra Energy Capital LLC	3.30		03/15/23	594,721
	275	TransCanada PipeLines Ltd. (Canada)	7.625		01/15/39	379,129
	175	Transocean, Inc.	3.80		10/15/22	142,036
	450	Transocean, Inc.	6.375		12/15/21	415,668
						13,317,365
		Finance (38.0%)
EUR	200	Aabar Investments PJSC (Germany)	4.00		05/27/16	289,081
	$390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00		06/15/21	420,233
	300	Abbey National Treasury Services PLC (United Kingdom)	4.00		03/13/24	312,912
	800	ABN Amro Bank N.V. (Netherlands) (a)	2.50		10/30/18	808,413
	475	ACE INA Holdings, Inc.	3.35		05/15/24	480,947
	420	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (a)	3.75		05/15/19	416,325
	375	Alexandria Real Estate Equities, Inc.	3.90		06/15/23	376,867
	325	American Campus Communities Operating Partnership LP	3.75		04/15/23	325,013
	300	American Express Co.	3.625		12/05/24	303,123
	125	American International Group, Inc.	4.50		07/16/44	132,615
	375	American International Group, Inc.	4.875		06/01/22	421,916
	280	American International Group, Inc.	6.40		12/15/20	334,314
	195	American Tower Corp.	3.50		01/31/23	188,738
	450	American Tower Corp.	4.70		03/15/22	472,541
	151	Ares Capital Corp.	4.375		01/15/19	152,132
	825	Banco de Credito del Peru (Peru) (a)	6.125	(e)	04/24/27	874,500
	1,920	Bank of America Corp.	4.00		04/01/24	2,001,467
	136	Bank of America Corp., MTN	4.25		10/22/26	135,882
	555	Bank of America Corp.	7.75		05/14/38	786,320
	800	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	870,320
	610	Bear Stearns Cos., LLC (The)	5.55		01/22/17	657,873
	300	Billion Express Investments Ltd. (China) (d)	0.75		10/18/15	300,375

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$200	BNP Paribas SA (France)	4.25%		10/15/24	$202,461
365	BNP Paribas SA (France)	5.00		01/15/21	413,367
75	Boston Properties LP	3.80		02/01/24	77,219
425	BPCE SA (France) (a)	5.15		07/21/24	438,773
936	Capital One Bank, USA NA	3.375		02/15/23	932,436
250	Capital One Financial Corp.	2.45		04/24/19	249,680
170	Citigroup, Inc.	5.50		09/13/25	188,491
170	Citigroup, Inc.	6.675		09/13/43	220,620
925	Citigroup, Inc.	8.125		07/15/39	1,420,770
375	CNA Financial Corp.	7.35		11/15/19	448,516
1,175	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.95		11/09/22	1,198,898
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(e)	06/30/19(f)	335,270
270	Credit Agricole SA (France) (a)	7.875	(e)	01/23/24(f)	275,578
825	Credit Suisse AG (Switzerland) (a)	6.50		08/08/23	907,682
825	DBS Group Holdings Ltd. (Singapore) (a)	2.246		07/16/19	825,047
425	Discover Bank	7.00		04/15/20	501,445
715	Discover Financial Services	3.85		11/21/22	728,672
600	Ford Motor Credit Co., LLC	5.00		05/15/18	652,436
400	Ford Motor Credit Co., LLC	5.875		08/02/21	463,758
545	General Electric Capital Corp.	5.30		02/11/21	622,876
1,170	General Electric Capital Corp., MTN	5.875		01/14/38	1,483,537
600	General Electric Capital Corp., Series G	6.00		08/07/19	698,615
500	General Motors Financial Co., Inc.	4.375		09/25/21	522,500
620	Genworth Financial, Inc.	7.70		06/15/20	621,148
1,935	Goldman Sachs Group, Inc. (The)	3.625		01/22/23	1,962,825
900	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,133,811
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,096,031
600	Hartford Financial Services Group, Inc.	5.50		03/30/20	678,833
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,870,968
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	396,357
410	HSBC Finance Corp.	6.676		01/15/21	487,064
200	HSBC Holdings PLC (United Kingdom)	6.375	(e)	09/17/24(f)	202,250
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	908,334
375	HSBC USA, Inc.	3.50		06/23/24	387,721
300	Industrial & Commercial Bank of China Ltd., MTN (China)	3.231		11/13/19	301,599
750	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	833,401
420	Intesa Sanpaolo SpA (Italy)	5.25		01/12/24	455,807
490	JPMorgan Chase & Co.	3.20		01/25/23	491,072
210	JPMorgan Chase & Co.	3.875		02/01/24	219,162

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$625	JPMorgan Chase & Co.	4.125%		12/15/26	$627,097
1,745	JPMorgan Chase & Co.	4.50		01/24/22	1,908,002
200	Liberty Mutual Group, Inc. (a)	4.85		08/01/44	204,097
275	Lincoln National Corp.	7.00		06/15/40	382,700
1,170	Lloyds Bank PLC (United Kingdom) (a)	6.50		09/14/20	1,357,343
705	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	799,411
600	Metlife Capital Trust IV (See Note 7) (a)	7.875		12/15/37	769,500
1,315	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,544,252
775	Nationwide Financial Services, Inc. (a)	5.375		03/25/21	874,288
375	Omega Healthcare Investors, Inc.	4.95		04/01/24	392,115
370	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	414,243
425	Principal Financial Group, Inc.	8.875		05/15/19	535,238
675	Prudential Financial, Inc.	5.625	(e)	06/15/43	693,427
135	Prudential Financial, Inc., MTN	6.625		12/01/37	179,351
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(e)	05/24/41	845,836
575	Realty Income Corp.	3.25		10/15/22	567,821
510	Standard Chartered PLC (United Kingdom) (a)	3.95		01/11/23	493,004
350	TD Ameritrade Holding Corp.	3.625		04/01/25	355,470
375	Voya Financial, Inc.	5.65	(e)	05/15/53	373,125
575	Weingarten Realty Investors	3.375		10/15/22	569,405
725	Wells Fargo & Co., MTN	3.30		09/09/24	730,437
450	Wells Fargo & Co., MTN	4.10		06/03/26	460,552
284	Wells Fargo & Co.	5.606		01/15/44	335,620
					52,329,271
	Industrials (5.5%)
325	BAE Systems Holdings, Inc. (United Kingdom) (a)	3.80		10/07/24	333,828
377	Bombardier, Inc. (Canada) (a)	6.125		01/15/23	385,483
1,000	Burlington Northern Santa Fe LLC	3.05		03/15/22	1,011,955
300	Caterpillar Financial Services Corp., MTN	3.25		12/01/24	304,605
875	Caterpillar, Inc.	3.40		05/15/24	901,033
330	CEVA Group PLC (United Kingdom) (a)	7.00		03/01/21	320,100
480	CRH America, Inc.	8.125		07/15/18	574,917
248	General Cable Corp.	4.50	(g)	11/15/29	179,955
220	General Electric Co.	4.50		03/11/44	242,847
1,060	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,198,581
510	MasTec, Inc.	4.875		03/15/23	481,950
110	Silgan Holdings, Inc.	5.50		02/01/22	113,300
700	Trinity Industries, Inc.	4.55		10/01/24	681,216
775	Union Pacific Railroad Co.	3.227		05/14/26	779,851
					7,509,621

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Technology (1.6%)
$475	Apple, Inc.	4.45%		05/06/44	$524,768
165	Hewlett-Packard Co.	3.75		12/01/20	170,822
264	Nuance Communications, Inc.	2.75		11/01/31	264,495
227	NVIDIA Corp.	1.00		12/01/18	262,043
438	Salesforce.com, Inc.	0.25		04/01/18	500,141
355	Take-Two Interactive Software, Inc.	1.75		12/01/16	538,712
					2,260,981
	Utilities (6.1%)
525	Boston Gas Co. (a)	4.487		02/15/42	567,916
530	CEZ AS (Czech Republic) (a)	4.25		04/03/22	565,834
495	CMS Energy Corp.	5.05		03/15/22	555,797
280	CMS Energy Corp.	6.25		02/01/20	324,572
325	Dominion Gas Holdings LLC	3.60		12/15/24	331,294
330	EDP Finance BV (Portugal) (a)	5.25		01/14/21	348,071
675	Enel Finance International N.V. (Italy) (a)	5.125		10/07/19	746,634
210	Enel SpA (Italy) (a)	8.75	(e)	09/24/73	244,913
1,400	Exelon Generation Co., LLC	4.00		10/01/20	1,462,640
200	Fermaca Enterprises S de RL de CV (Mexico) (a)	6.375		03/30/38	204,500
200	GNL Quintero SA (Chile) (a)	4.634		07/31/29	202,953
850	Jersey Central Power & Light Co. (a)	4.70		04/01/24	909,153
325	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	331,897
590	Puget Energy, Inc.	6.50		12/15/20	694,235
870	TransAlta Corp. (Canada)	4.50		11/15/22	875,751
					8,366,160
	Total Corporate Bonds (Cost $122,751,953)				129,665,421
	Asset-Backed Securities (0.9%)
	CVS Pass-Through Trust
913		6.036		12/10/28	1,067,631
107	(a)	8.353		07/10/31	144,750
	Total Asset-Backed Securities (Cost $1,020,523)				1,212,381
	Sovereign (0.2%)
240	Pertamina Persero PT (Indonesia) (a) (Cost $240,000)	6.45		05/30/44	251,160

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (0.7%)
	Consumer, Cyclical (0.2%)
$299	Diamond Resorts Corp., Term Loan	5.50%	03/31/15	$296,634
	Energy (0.2%)
374	Drillships Ocean Ventures, Inc., Term B (Cyprus)	5.50	01/26/15	302,991
	Technology (0.3%)
356	Aspect Software, Inc., Term B	7.25	02/06/15	348,654
	Total Variable Rate Senior Loan Interests (Cost $1,033,689)			948,279
	Short-Term Investments (3.0%)
	U.S. Treasury Securities (1.1%)
	U.S. Treasury Bills
450	(h)(i)	0.044	02/12/15	449,978
1,065	(h)(i)	0.046	02/12/15	1,064,944
	Total U.S. Treasury Securities (Cost $1,514,922)			1,514,922
NUMBER OF SHARES (000)
	Investment Company (1.9%)
2,652	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $2,651,873)			2,651,873
	Total Short-Term Investments (Cost $4,166,795)			4,166,795
	Total Investments (Cost $129,212,960) (j)		99.0%	136,244,036
	Other Assets in Excess of Liabilities		1.0	1,376,363
	Net Assets		100.0%	$137,620,399

  MTN  Medium Term Note.

  PJSC  Public Joint Stock Company.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Issuer in bankruptcy.

  (c)  Non-income producing security; bond in default.

  (d)  Security trades on the Hong Kong exchange.

  (e)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2014.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

  (f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2014.

  (g)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of December 31, 2014. Maturity date disclosed is the ultimate maturity date.

  (h)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (i)  Rate shown is the yield to maturity at December 31, 2014.

  (j)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

  FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS OPEN AT DECEMBER 31, 2014:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
HSBC Bank PLC		$719,057	EUR	590,333	01/05/15	$(4,724)
UBS AG	EUR	590,333		$736,358	01/05/15	22,025
UBS AG	HKD	2,082,500		$268,522	01/05/15	(27)
UBS AG		$268,467	HKD	2,082,500	01/05/15	81
HSBC Bank PLC	EUR	590,333		$719,284	02/04/15	4,723
UBS AG	HKD	2,082,500		$268,439	02/04/15	(101)
Net Unrealized Appreciation						$21,977

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2014:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
402	Long	U.S. Treasury 2 yr. Note, Mar-15	$87,874,687	$(119,344)
91	Long	U.S. Treasury 5 yr. Note, Mar-15	10,822,602	1,625
41	Long	U.S. Treasury Ultra Long Bond, Mar-15	6,772,687	298,862
34	Long	U.S. Treasury Long Bond, Mar-15	4,915,125	102,742
254	Short	U.S. Treasury 10 yr. Note, Mar-15	(32,206,406)	(169,149)
Net Unrealized Appreciation				$114,736

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2014:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(Unaudited)
Barclays Bank PLC Yum! Brands, Inc.	Buy	$825	1.00%	12/20/18	$(2,064)	$(14,319)	$(16,383)	BBB
Barclays Bank PLC Diagnostics, Inc.	Buy	845	1.00	03/20/19	(27,733)	16,218	(11,515)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.21	Buy	1,287	5.00	12/20/18	12,830	(106,944)	(94,114)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	718	5.00	6/20/19	4,850	(54,744)	(49,894)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	11,650	1.00	12/20/19	(2,877)	(186,368)	(189,245)	NR
Total Credit Default Swaps		$15,325			$(14,994)	$(346,157)	$(361,151)

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2014:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Goldman Sachs International	$2,200	3 Month LIBOR	Receive	2.42%	03/22/22	$(68,111)
JPMorgan Chase Bank NA	1,069	3 Month LIBOR	Receive	2.43	03/22/22	(34,266)
Morgan Stanley & Co., LLC*	7,522	3 Month LIBOR	Receive	1.14	07/23/17	(35,776)
Morgan Stanley & Co., LLC*	35,700	3 Month LIBOR	Receive	1.06	08/21/17	(40,556)
Morgan Stanley & Co., LLC*	13,500	3 Month LIBOR	Receive	1.18	09/04/17	(52,301)
Morgan Stanley & Co., LLC*	3,400	3 Month LIBOR	Receive	1.19	09/10/17	(13,293)
Morgan Stanley & Co., LLC*	11,839	3 Month LIBOR	Receive	1.71	08/21/19	(73,871)
Morgan Stanley & Co., LLC*	3,800	3 Month LIBOR	Receive	1.81	09/04/19	(38,440)
Morgan Stanley & Co., LLC*	986	3 Month LIBOR	Receive	1.85	09/10/19	(11,220)
Total Unrealized Depreciation						$(367,834)

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2014 continued

Currency Abbreviations:

EUR  Euro.

HKD  Hong Kong Dollar.

KRW  South Korean Won.

USD  United States Dollar.

LONG TERM CREDIT ANALYSIS+ (unaudited)
AAA	0.2%
AA	7.7
A	32.2
BBB	45.7
BB	6.5
B or Below	2.6
Not Rated	5.1
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $142,591,507 with net unrealized appreciation of $114,736. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $21,977. Also does not include open swap agreements with net unrealized depreciation of $382,828.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2014

NUMBER OF SHARES		VALUE
	Common Stocks (98.9%) France (18.7%)
	Aerospace & Defense
12,809	Airbus Group N.V.	$636,187
	Banks
17,281	BNP Paribas SA	1,015,505
64,103	Credit Agricole SA	824,089
		1,839,594
	Electrical Equipment
12,935	Schneider Electric SE	939,881
	Hotels, Restaurants & Leisure
19,627	Accor SA	879,411
	Insurance
47,191	AXA SA	1,089,949
	Media
11,269	Publicis Groupe SA	807,122
25,856	SES SA	927,482
		1,734,604
	Multi-Utilities
46,377	Suez Environnement Co.	803,958
	Total France	7,923,584
	Germany (13.8%)
	Automobiles
15,754	Daimler AG (Registered)	1,314,366
4,611	Volkswagen AG (Preference)	1,029,968
		2,344,334
	Health Care Providers & Services
17,228	Fresenius SE & Co., KGaA	899,649
	Industrial Conglomerates
11,019	Siemens AG (Registered)	1,249,667
	Pharmaceuticals
9,903	Bayer AG (Registered)	1,353,833
	Total Germany	5,847,483
	Ireland (2.1%)
	Construction Materials
36,672	CRH PLC	882,302
	Italy (2.1%)
	Banks
138,624	UniCredit SpA	883,521
NUMBER OF SHARES		VALUE
	Netherlands (2.4%)
	Media
43,069	Reed Elsevier N.V.	$1,029,295
	Spain (4.2%)
	Banks
90,255	Banco Bilbao Vizcaya Argentaria SA	849,437
	Information Technology Services
23,845	Amadeus IT Holding SA, Class A	947,534
	Total Spain	1,796,971
	Sweden (1.5%)
	Household Products
29,445	Svenska Cellulosa AB SCA, Class B	635,895
	Switzerland (18.7%)
	Chemicals
2,662	Syngenta AG (Registered)	854,769
	Food Products
28,286	Nestle SA (Registered)	2,073,407
	Insurance
3,778	Zurich Insurance Group AG (a)	1,183,054
	Pharmaceuticals
20,779	Novartis AG (Registered)	1,910,993
6,999	Roche Holding AG (Genusschein)	1,897,012
		3,808,005
	Total Switzerland	7,919,235
	United Kingdom (35.4%)
	Aerospace & Defense
47,784	Rolls-Royce Holdings PLC (a)	643,701
	Banks
289,021	Barclays PLC	1,086,576
169,159	HSBC Holdings PLC	1,598,634
		2,685,210
	Household Products
14,281	Reckitt Benckiser Group PLC	1,152,068
	Insurance
51,504	Prudential PLC	1,185,218

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2014 continued

NUMBER OF SHARES		VALUE
	Metals & Mining
24,543	BHP Billiton PLC	$524,970
199,141	Glencore PLC (a)	916,596
		1,441,566
	Oil, Gas & Consumable Fuels
53,940	BG Group PLC	717,981
179,306	BP PLC	1,138,547
38,112	Royal Dutch Shell PLC, Class A	1,263,279
		3,119,807
	Pharmaceuticals
51,541	GlaxoSmithKline PLC	1,102,722
	Tobacco
25,172	British American Tobacco PLC	1,367,692
23,139	Imperial Tobacco Group PLC	1,013,330
		2,381,022
	Wireless Telecommunication Services
383,373	Vodafone Group PLC	1,313,613
	Total United Kingdom	15,024,927
	Total Common Stocks (Cost $32,242,815)	41,943,213
NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (0.9%)
	Investment Company
369	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $369,100)	$369,100
Total Investments (Cost $32,611,915) (b)	99.8%	42,312,313
Other Assets in Excess of Liabilities	0.2	88,967
Net Assets	100.0%	$42,401,280

  (a)  Non-income producing security.

  (b)  The fair value and percentage of net assets, $41,943,213 and 98.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ December 31, 2014 continued

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$6,264,560	14.8%
Banks	6,257,762	14.8
Insurance	3,458,221	8.2
Oil, Gas & Consumable Fuels	3,119,807	7.4
Media	2,763,899	6.5
Tobacco	2,381,022	5.6
Automobiles	2,344,334	5.6
Food Products	2,073,407	4.9
Household Products	1,787,963	4.2
Metals & Mining	1,441,566	3.4
Wireless Telecommunication Services	1,313,613	3.1
Aerospace & Defense	1,279,888	3.0
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Industrial Conglomerates	$1,249,667	3.0%
Information Technology Services	947,534	2.2
Electrical Equipment	939,881	2.2
Health Care Providers & Services	899,649	2.1
Construction Materials	882,302	2.1
Hotels, Restaurants & Leisure	879,411	2.1
Chemicals	854,769	2.0
Multi-Utilities	803,958	1.9
Investment Company	369,100	0.9
	$42,312,313	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2014

NUMBER OF SHARES		VALUE
	Common Stocks (93.6%)
	Air Freight & Logistics (1.0%)
64,280	XPO Logistics, Inc. (a)	$2,627,767
	Automobiles (3.3%)
38,042	Tesla Motors, Inc. (a)	8,460,921
	Biotechnology (0.5%)
12,413	Alnylam Pharmaceuticals, Inc. (a)	1,204,061
	Capital Markets (1.0%)
167,321	WisdomTree Investments, Inc.	2,622,757
	Chemicals (1.8%)
39,566	Monsanto Co.	4,726,950
	Electrical Equipment (0.5%)
24,488	SolarCity Corp. (a)(b)	1,309,618
	Food Products (5.8%)
52,256	Keurig Green Mountain, Inc.	6,918,433
80,056	Mead Johnson Nutrition Co.	8,048,830
		14,967,263
	Health Care Equipment & Supplies (4.6%)
22,219	Intuitive Surgical, Inc. (a)	11,752,518
	Health Care Technology (4.9%)
67,632	athenahealth, Inc. (a)	9,853,982
58,097	Medidata Solutions, Inc. (a)	2,774,132
		12,628,114
	Hotels, Restaurants & Leisure (3.2%)
47,627	Fiesta Restaurant Group, Inc. (a)	2,895,722
64,238	Starbucks Corp.	5,270,728
		8,166,450
	Information Technology Services (4.6%)
67,705	Mastercard, Inc., Class A	5,833,463
23,165	Visa, Inc., Class A	6,073,863
		11,907,326
NUMBER OF SHARES		VALUE
	Internet & Catalog Retail (11.4%)
57,785	Amazon.com, Inc. (a)	$17,933,575
105,491	JD.com, Inc. ADR (China) (a)	2,441,061
7,728	Priceline Group, Inc. (a)	8,811,543
		29,186,179
	Internet Software & Services (22.0%)
43,962	Alibaba Group Holding Ltd. ADR (China) (a)	4,569,410
256,508	Facebook, Inc., Class A (a)	20,012,754
8,648	Google, Inc., Class A (a)	4,589,148
20,392	Google, Inc., Class C (a)	10,734,349
36,977	LinkedIn Corp., Class A (a)	8,493,987
226,514	Twitter, Inc. (a)	8,125,057
		56,524,705
	Life Sciences Tools & Services (5.4%)
74,504	Illumina, Inc. (a)	13,751,948
	Media (1.7%)
33,147	Naspers Ltd., Class N (South Africa)	4,267,611
	Pharmaceuticals (3.0%)
54,446	Valeant Pharmaceuticals International, Inc. (Canada) (a)	7,791,767
	Professional Services (3.3%)
50,359	Advisory Board Co. (The) (a)	2,466,584
39,019	Corporate Executive Board Co. (The)	2,830,048
49,763	WageWorks, Inc. (a)	3,213,197
		8,509,829
	Software (9.6%)
49,942	FireEye, Inc. (a)	1,577,168
134,149	Salesforce.com, Inc. (a)	7,956,376
129,310	Splunk, Inc. (a)	7,622,825
90,696	Workday, Inc., Class A (a)	7,401,701
		24,558,070

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2014 continued

NUMBER OF SHARES		VALUE
	Specialty Retail (2.1%)
59,536	Five Below, Inc. (a)	$2,430,855
31,715	Restoration Hardware Holdings, Inc. (a)	3,044,957
		5,475,812
	Tech Hardware, Storage & Peripherals (3.9%)
36,489	3D Systems Corp. (a)(b)	1,199,393
70,719	Apple, Inc.	7,805,963
12,315	Stratasys Ltd. (a)	1,023,500
		10,028,856
	Total Common Stocks (Cost $132,465,619)	240,468,522
	Preferred Stocks (2.8%)
	Hotels, Restaurants & Leisure (0.7%)
114,561	Blue Bottle Coffee, Inc., Series B (a)(c)(d)(e) (acquisition cost - $1,657,606; acquired 01/24/14)	1,716,124
	Internet & Catalog Retail (0.8%)
42,717	Airbnb, Inc., Series D (a)(c)(d)(e) (acquisition cost - $1,739,139; acquired 04/16/14)	2,153,364
	Life Sciences Tools & Services (0.8%)
627,809	10X Technologies, Inc., Series B (a)(c)(d)(e) (acquisition cost - $2,052,935; acquired 12/19/14)	2,052,935
	Software (0.5%)
141,612	Lookout, Inc., Series F (a)(c)(d)(e) (acquisition cost - $1,617,648; acquired 06/17/14)	1,447,275
	Total Preferred Stocks (Cost $7,067,328)	7,369,698
NOTIONAL AMOUNT		VALUE
	Call Options Purchased (0.1%)
	Foreign Currency Options
48,990,861	USD/CNY June 2015 @ CNY 6.62	$83,725
41,582,002	USD/CNY November 2015 @ CNY 6.65	210,821
	Total Call Options Purchased (Cost $272,731)	294,546
NUMBER OF SHARES (000)
	Short-Term Investments (4.7%)
	Securities held as Collateral on Loaned Securities (0.9%)
	Investment Company (0.8%)
2,125	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 7)	2,124,925
PRINCIPAL AMOUNT (000)
	Repurchase Agreement (0.1%)
$203	Merrill Lynch & Co., Inc. (0.03%, dated 12/31/14, due 01/02/15; proceeds $202,699; fully collateralized by various U.S. Government obligations; 2.13% - 4.25% due 01/31/21 - 11/15/40; valued at $206,753)	202,699
	Total Securities held as Collateral on Loaned Securities (Cost $2,327,624)	2,327,624

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2014 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (3.8%)
9,685	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $9,685,314)	$9,685,314
	Total Short-Term Investments (Cost $12,012,938)	12,012,938
Total Investments (Cost $151,818,616) (f)	101.2%	260,145,704
Liabilities in Excess of Other Assets	(1.2)	(3,208,199)
Net Assets	100.0%	$256,937,505

ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at December 31, 2014.

  (c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2014 amounts to $7,369,698 and represents 2.9% of net assets.

  (d)  Illiquid security.

  (e)  At December 31, 2014, the Portfolio held fair valued securities valued at $7,369,698, representing 2.9% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (f)  The fair value and percentage of net assets, $4,267,611 and 1.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note 1A within the Notes to the Financial Statements.

Currency Abbreviations:

  CNY  Chinese Yuan Renminbi.

  USD  United States Dollar.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Summary of Investments ■ December 31, 2014 continued

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$56,524,705	21.9%
Internet & Catalog Retail	31,339,543	12.2
Software	26,005,345	10.1
Life Sciences Tools & Services	15,804,883	6.1
Food Products	14,967,263	5.8
Health Care Technology	12,628,114	4.9
Information Technology Services	11,907,326	4.6
Health Care Equipment & Supplies	11,752,518	4.6
Tech Hardware, Storage & Peripherals	10,028,856	3.9
Hotels, Restaurants & Leisure	9,882,574	3.8
Investment Company	9,685,314	3.8
INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Professional Services	$8,509,829		3.3%
Automobiles	8,460,921		3.3
Pharmaceuticals	7,791,767		3.0
Specialty Retail	5,475,812		2.1
Chemicals	4,726,950		1.8
Media	4,267,611		1.7
Air Freight & Logistics	2,627,767		1.0
Capital Markets	2,622,757		1.0
Electrical Equipment	1,309,618		0.5
Biotechnology	1,204,061		0.5
Other	294,546		0.1
	$257,818,080	++	100.0%

++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2014

	Money Market	Limited Duration	Income Plus
Assets:
Investments in securities, at value*	$60,045,837 (1)	$35,768,565	$132,822,663
Investment in affiliates, at value**	—	374,954	3,421,373
Total investments in securities, at value	60,045,837	36,143,519	136,244,036
Unrealized appreciation on open foreign currency forward exchange contracts	—	—	26,829
Cash	13,658	—	261,156	(3)
Receivable for:
Interest	12,862	177,442	1,539,610
Investments sold	—	—	152,565
Foreign withholding taxes reclaimed	—	—	—
Dividends	—	—	—
Premium paid on open swap agreements	—	4,798	16,218
Interest and dividends from affiliates	—	1,980	2,476
Variation margin on open futures contracts	—	—	344
Shares of beneficial interest sold	115	—	61
Due from Adviser	7,484	—	—
Prepaid expenses and other assets	5,886	1,157	7,169
Total Assets	60,085,842	36,328,896	138,250,464
Liabilities:
Collateral on securities loaned, at value	—	—	—
Unrealized depreciation on open swap agreements	—	8,768	132,174
Unrealized depreciation on open foreign currency forward exchange contracts	—	—	4,852
Due to broker	—	—	—
Payable for:
Shares of beneficial interest redeemed	209,764	5,777	301,349
Advisory fee	—	9,855	52,094
Distribution fee (Class Y)	—	6,407	15,752
Administration fee	—	2,637	9,991
Premium received on open swap agreements	—	3,905	14,319
Variation margin on open swap agreements	—	1,917	12,966
Transfer agent fee	1,278	1,294	1,273
Variation margin on open futures contracts	—	2,996	—
Accrued expenses and other payables	46,853	55,414	85,295
Total Liabilities	257,895	98,970	630,065
Net Assets	$59,827,947	$36,229,926	$137,620,399
Composition of Net Assets:
Paid-in-capital	$59,833,037	$63,217,829	$126,160,780
Net unrealized appreciation (depreciation)	—	87,742	6,777,369
Accumulated undistributed net investment income (net investment loss)	(3,604)	373,998	4,763,428
Accumulated net realized gain (loss)	(1,486)	(27,449,643)	(81,178)
Net Assets	$59,827,947	$36,229,926	$137,620,399
* Cost	$60,045,837	$35,573,530	$125,928,087
** Affiliated Cost	$—	$375,031	$3,284,873
Class X Shares:
Net Assets	$28,444,537	$7,985,971	$68,129,389
Shares Outstanding (unlimited shares authorized, $0.01 par value)	28,446,259	1,066,821	5,746,834
Net Asset Value Per Share	$1.00	$7.49	$11.86
Class Y Shares:
Net Assets	$31,383,410	$28,243,955	$69,491,010
Shares Outstanding (unlimited shares authorized, $0.01 par value)	31,385,861	3,780,910	5,878,687
Net Asset Value Per Share	$1.00	$7.47	$11.82

(1)  Including repurchase agreements of $23,670,000.

(2)  Including securities loaned at value of $2,509,012.

(3)  Including foreign currency valued at $247,082 and $44,296, respectively with a cost of $254,656 and $44,393, respectively.

See Notes to Financial Statements

	European Equity		Multi Cap Growth
Assets:
Investments in securities, at value*	$41,943,213		$248,335,465	(2)
Investment in affiliates, at value**	369,100		11,810,239
Total investments in securities, at value	42,312,313		260,145,704
Unrealized appreciation on open foreign currency forward exchange contracts	—		—
Cash	44,296	(3)	214,231
Receivable for:
Interest	—		—
Investments sold	7,026		—
Foreign withholding taxes reclaimed	82,623		—
Dividends	37,991		30,021
Premium paid on open swap agreements	—		—
Interest and dividends from affiliates	42		680
Variation margin on open futures contracts	—		—
Shares of beneficial interest sold	—		—
Due from Adviser	—		—
Prepaid expenses and other assets	3,915		9,672
Total Assets	42,488,206		260,400,308
Liabilities:
Collateral on securities loaned, at value	—		2,541,855
Unrealized depreciation on open swap agreements	—		—
Unrealized depreciation on open foreign currency forward exchange contracts	—		—
Due to broker	—		310,000
Payable for:
Shares of beneficial interest redeemed	15,736		400,442
Advisory fee	15,485		97,544
Distribution fee (Class Y)	1,983		12,731
Administration fee	3,164		18,712
Premium received on open swap agreements	—		—
Variation margin on open swap agreements	—		—
Transfer agent fee	1,273		1,272
Variation margin on open futures contracts	—		—
Accrued expenses and other payables	49,285		80,247
Total Liabilities	86,926		3,462,803
Net Assets	$42,401,280		$256,937,505
Composition of Net Assets:
Paid-in-capital	$38,673,995		$104,842,344
Net unrealized appreciation (depreciation)	9,691,946		108,327,088
Accumulated undistributed net investment income (net investment loss)	2,045,198		(23,170)
Accumulated net realized gain (loss)	(8,009,859)		43,791,243
Net Assets	$42,401,280		$256,937,505
* Cost	$32,242,815		$140,008,377
** Affiliated Cost	$369,100		$11,810,239
Class X Shares:
Net Assets	$33,883,762		$200,910,128
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,894,191		3,584,675
Net Asset Value Per Share	$17.89		$56.05
Class Y Shares:
Net Assets	$8,517,518		$56,027,377
Shares Outstanding (unlimited shares authorized, $0.01 par value)	477,692		1,015,934
Net Asset Value Per Share	$17.83		$55.15

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2014

	Money Market		Limited Duration	Income Plus
Net Investment Income:
Income
Interest	$132,785		$741,332	$6,102,078
Dividends†	—		—	22,324
Income from securities loaned - net	—		—	—
Interest and dividends from affiliates (Note 7)	—		4,405	48,616
Total Income	132,785		745,737	6,173,018
†Net of foreign withholding taxes	—		—	—
Expenses
Advisory fee (Note 4)	305,063		118,498	622,547
Distribution fee (Class Y shares) (Note 5)	90,766		76,752	190,437
Professional fees	85,957		94,038	99,810
Administration fee (Note 4)	33,896		31,599	118,580
Custodian fees	30,120		25,436	39,311
Shareholder reports and notices	8,258		7,806	13,607
Trustees' fees and expenses	2,120		1,749	3,632
Transfer agent fees and expenses (Note 6)	5,981		3,397	3,488
Other	4,499		34,210	49,377
Total Expenses	566,660		393,485	1,140,789
Less: amounts waived	(440,660	)(4)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	—		(651)	(2,657)
Net Expenses	126,000		392,834	1,138,132
Net Investment Income (Loss)	6,785		352,903	5,034,886
Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	61		160,151	4,807,152
Futures contracts	—		156,304	2,274,616
Swap agreements	—		(13,643)	(176,301)
Foreign currency forward exchange contracts	—		—	68,609
Foreign currency translation	—		—	495
Net Realized Gain	61		302,812	6,974,571
Change in Unrealized Appreciation (Depreciation) on:
Investments	—		(34,221)	1,318,006
Investments in affiliates (Note 7)	—		5,762	78,000
Futures contracts	—		54,782	201,519
Swap agreements	—		(291,185)	(2,577,104)
Foreign currency forward exchange contracts	—		—	30,660
Foreign currency translation	—		—	(7,751)
Net Change in Unrealized Appreciation (Depreciation)	—		(264,862)	(956,670)
Net Gain (Loss)	61		37,950	6,017,901
Net Increase (Decrease)	$6,846		$390,853	$11,052,787

(4)  See Note 5.

(5)  See Note 4.

See Notes to Financial Statements

	European Equity		Multi Cap Growth
Net Investment Income:
Income
Interest	—		—
Dividends†	$2,543,309		$1,036,044
Income from securities loaned - net	48,453		146,246
Interest and dividends from affiliates (Note 7)	392		3,911
Total Income	2,592,154		1,186,201
†Net of foreign withholding taxes	144,539		47,259
Expenses
Advisory fee (Note 4)	436,449		1,146,824
Distribution fee (Class Y shares) (Note 5)	25,922		155,440
Professional fees	88,732		97,364
Administration fee (Note 4)	40,133		218,443
Custodian fees	25,076		21,653
Shareholder reports and notices	23,278		25,978
Trustees' fees and expenses	2,522		11,700
Transfer agent fees and expenses (Note 6)	3,845		3,495
Other	13,212		(49,382)
Total Expenses	659,169		1,631,515
Less: amounts waived	(131,581	)(5)	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	(890)		(8,858)
Net Expenses	526,698		1,622,657
Net Investment Income (Loss)	2,065,456		(436,456)
Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	4,273,126		44,262,379
Futures contracts	—		—
Swap agreements	—		—
Foreign currency forward exchange contracts	—		—
Foreign currency translation	(16,094)		(5,916)
Net Realized Gain	4,257,032		44,256,463
Change in Unrealized Appreciation (Depreciation) on:
Investments	(10,767,399)		(29,485,601)
Investments in affiliates (Note 7)	—		—
Futures contracts	—		—
Swap agreements	—		—
Foreign currency forward exchange contracts	—		—
Foreign currency translation	(12,803)		(1,103)
Net Change in Unrealized Appreciation (Depreciation)	(10,780,202)		(29,486,704)
Net Gain (Loss)	(6,523,170)		14,769,759
Net Increase (Decrease)	$(4,457,714)		$14,333,303

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,785	$8,325	$352,903	$485,624	$5,034,886	$6,220,980
Net realized gain	61	181	302,812	221,661	6,974,571	3,197,006
Net change in unrealized appreciation (depreciation)		—	(264,862)	(675,597)	(956,670)	(8,029,174)
Net Increase (Decrease)	6,846	8,506	390,853	31,688	11,052,787	1,388,812
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(3,152)	(3,879)	(155,915)	(250,020)	(3,018,703)	(3,915,814)
Class Y shares	(3,633)	(4,439)	(458,467)	(817,023)	(2,962,049)	(4,145,124)
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	(6,785)	(8,318)	(614,382)	(1,067,043)	(5,980,752)	(8,060,938)
Net decrease from transactions in shares of beneficial interest	(13,474,244)	(17,530,755)	(5,866,557)	(6,008,408)	(23,878,164)	(21,246,050)
Net Increase (Decrease)	(13,474,183)	(17,530,567)	(6,090,086)	(7,043,763)	(18,806,129)	(27,918,176)
Net Assets:
Beginning of period	73,302,130	90,832,697	42,320,012	49,363,775	156,426,528	184,344,704
End of Period	$59,827,947	$73,302,130	$36,229,926	$42,320,012	$137,620,399	$156,426,528
Accumulated Undistributed Net Investment Income (Loss)	$(3,604)	$(2,581)	$373,998	$624,738	$4,763,428	$5,980,816

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,065,456	$1,190,720	$(436,456)	$(279,819)
Net realized gain	4,257,032	2,377,762	44,256,463	35,123,309
Net change in unrealized appreciation (depreciation)	(10,780,202)	9,249,212	(29,486,704)	70,572,291
Net Increase (Decrease)	(4,457,714)	12,817,694	14,333,303	105,415,781
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(966,435)	(1,199,464)	—	(803,872)
Class Y shares	(223,195)	(318,348)	—	(149,244)
Net realized gain
Class X shares	—	—	(26,529,060)	(2,596,410)
Class Y shares	—	—	(7,687,678)	(880,535)
Total Dividends and Distributions	(1,189,630)	(1,517,812)	(34,216,738)	(4,430,061)
Net decrease from transactions in shares of beneficial interest	(7,172,394)	(7,992,151)	(19,003,025)	(15,635,322)
Net Increase (Decrease)	(12,819,738)	3,307,731	(38,886,460)	85,350,398
Net Assets:
Beginning of period	55,221,018	51,913,287	295,823,965	210,473,567
End of Period	$42,401,280	$55,221,018	$256,937,505	$295,823,965
Accumulated Undistributed Net Investment Income (Loss)	$2,045,198	$1,185,519	$(23,170)	$(18,447)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013
Class X Shares
Shares
Sold	7,901,527	7,380,723	25,009	43,669	89,199	64,030
Issued due to a tax-free reorganization	—	—	—	—	—	—
Reinvestment of dividends and distributions	3,152	3,879	20,817	33,469	257,788	353,732
Redeemed	(13,410,900)	(15,701,483)	(219,174)	(214,752)	(1,043,394)	(1,222,438)
Net Decrease - Class X	(5,506,221)	(8,316,881)	(173,348)	(137,614)	(696,407)	(804,676)
Amount
Sold	$7,901,527	$7,380,723	$188,893	$332,159	$1,058,089	$746,626
Issued due to tax-free reorganization	—	—	—	—	—	—
Reinvestment of dividends and distributions	3,152	3,879	155,915	250,020	3,018,703	3,915,814
Redeemed	(13,410,900)	(15,701,483)	(1,652,333)	(1,641,542)	(12,342,942)	(14,284,563)
Net Decrease - Class X	$(5,506,221)	$(8,316,881)	$(1,307,525)	$(1,059,363)	$(8,266,150)	$(9,622,123)
Class Y Shares
Sold	10,258,750	14,392,152	176,604	140,151	74,014	285,191
Issued due to a tax-free reorganization	—	—	—	—	—	—
Reinvestment of dividends and distributions	3,633	4,439	61,211	109,521	253,383	375,124
Redeemed	(18,230,406)	(23,610,465)	(843,432)	(899,133)	(1,649,311)	(1,640,218)
Net Increase (Decrease) - Class Y	(7,968,023)	(9,213,874)	(605,617)	(649,461)	(1,321,914)	(979,903)
Amount
Sold	$10,258,750	$14,392,152	$1,329,503	$1,069,903	$874,502	$3,272,780
Issued due to a tax-free reorganization	—	—	—	—	—	—
Reinvestment of dividends and distributions	3,633	4,439	458,467	817,023	2,962,049	4,145,124
Redeemed	(18,230,406)	(23,610,465)	(6,347,002)	(6,835,971)	(19,448,565)	(19,041,831)
Net Increase (Decrease) - Class Y	$(7,968,023)	$(9,213,874)	$(4,559,032)	$(4,949,045)	$(15,612,014)	$(11,623,927)

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013	For The Year Ended December 31, 2014	For The Year Ended December 31, 2013
Class X Shares
Shares
Sold	36,123	29,245	22,492	22,511
Issued due to a tax-free reorganization	—	—	—	249,276
Reinvestment of dividends and distributions	48,105	72,916	491,006	75,161
Redeemed	(343,945)	(408,264)	(615,764)	(681,103)
Net Decrease - Class X	(259,717)	(306,103)	(102,266)	(334,155)
Amount
Sold	$706,890	$532,041	$1,295,711	$1,091,891
Issued due to tax-free reorganization	—	—	—	10,973,148
Reinvestment of dividends and distributions	966,435	1,199,464	26,529,060	3,400,282
Redeemed	(6,713,399)	(7,259,851)	(35,562,273)	(33,184,994)
Net Decrease - Class X	$(5,040,074)	$(5,528,346)	$(7,737,502)	$(17,719,673)
Class Y Shares
Sold	6,485	5,705	8,326	2,273
Issued due to a tax-free reorganization	—	—	—	360,951
Reinvestment of dividends and distributions	11,132	19,400	144,424	23,002
Redeemed	(127,690)	(161,337)	(339,838)	(306,356)
Net Increase (Decrease) - Class Y	(110,073)	(136,232)	(187,088)	79,870
Amount
Sold	$126,463	$99,702	$463,171	$119,830
Issued due to a tax-free reorganization	—	—	—	15,701,356
Reinvestment of dividends and distributions	223,195	318,348	7,687,678	1,029,779
Redeemed	(2,481,978)	(2,881,855)	(19,416,372)	(14,766,614)
Net Increase (Decrease) - Class Y	$(2,132,320)	$(2,463,805)	$(11,265,523)	$2,084,351

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund applies investment company accounting and reporting guidance.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of five portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991
Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984
Income Plus	March 1, 1987

Each Portfolio is classified as diversified. On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus

Seeks, as its primary objective, to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth

Seeks, as its primary objective, growth of capital through investments in common stocks of companies believed by the "Adviser" Morgan Stanley Investment Management Inc. to have potential for superior growth. As a secondary objective, the Portfolio seeks income but only when consistent with its primary objective.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. All remaining Portfolios: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer; (7) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (8) when market quotations are not readily available, including circumstances under which the Adviser or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (9) certain portfolio securities may be valued by an outside pricing

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Notes to Financial Statements ■ December 31, 2014 continued

service approved by the Trustees. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (10) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have the ultimate responsibility of determining the fair value of the investments. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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Notes to Financial Statements ■ December 31, 2014 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Portfolios may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities, if any, are identified in the Portfolio of Investments.

G. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

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Notes to Financial Statements ■ December 31, 2014 continued

H. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
Multi Cap Growth	$2,509,012	(a)	—	$(2,509,012	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of $2,541,855, of which $2,327,624 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2014, there was uninvested cash of $214,231, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

I. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually (except for Money Market which declares and pays daily). Net realized capital gains, if any, are distributed at least annually.

J. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

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Notes to Financial Statements ■ December 31, 2014 continued

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

L. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2014.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$23,670,000	$—	$23,670,000
Certificates of Deposit	—	11,400,031	—	11,400,031
Extendible Floating Rate Notes	—	7,299,965	—	7,299,965
Commercial Paper	—	6,972,778	—	6,972,778
Floating Rate Notes	—	5,449,983	—	5,449,983
U.S. Agency Securities	—	4,999,256	—	4,999,256
Corporate Bond	—	253,824	—	253,824
Total Assets	$—	$60,045,837	$—	$60,045,837
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$24,912,937	$—	$24,912,937
Asset-Backed Securities	—	5,954,262	—	5,954,262
Agency Adjustable Rate Mortgages	—	1,899,434	—	1,899,434
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,078,300	—	1,078,300
Mortgages — Other	—	919,226	—	919,226
Commercial Mortgage-Backed Securities	—	490,211	—	490,211
Sovereign	—	442,944	—	442,944
Agency Fixed Rate Mortgages	—	159,747	—	159,747
Total Fixed Income Securities	—	35,857,061	—	35,857,061
Short-Term Investments
U.S. Treasury Securities	—	184,991	—	184,991
Investment Company	101,467	—	—	101,467
Total Short-Term Investments	101,467	184,991	—	286,458
Futures Contracts	13,633	—	—	13,633
Total Assets	115,100	36,042,052	—	36,157,152

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Notes to Financial Statements ■ December 31, 2014 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Limited Duration (continued)
Liabilities:
Futures Contracts	$(39,039)	$—	$—	$(39,039)
Credit Default Swap Agreements	—	(8,867)	—	(8,867)
Interest Rate Swap Agreements	—	(72,943)	—	(72,943)
Total	$76,061	$35,960,242	$—	$36,036,303
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$129,665,421	$—	$129,665,421
Asset-Backed Securities	—	1,212,381	—	1,212,381
Sovereign	—	251,160	—	251,160
Variable Rate Senior Loan Interests	—	948,279	—	948,279
Total Fixed Income Securities	—	132,077,241	—	132,077,241
Short-Term Investments
U.S. Treasury Securities	—	1,514,922	—	1,514,922
Investment Company	2,651,873	—	—	2,651,873
Total Short-Term Investments	2,651,873	1,514,922	—	4,166,795
Foreign Currency Forward Exchange Contracts	—	26,829	—	26,829
Futures Contracts	403,229	—	—	403,229
Credit Default Swap Agreements	—	17,680	—	17,680
Total Assets	3,055,102	133,636,672	—	136,691,774
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(4,852)	—	(4,852)
Futures Contracts	(288,493)	—	—	(288,493)
Credit Default Swap Agreements	—	(32,674)	—	(32,674)
Interest Rate Swap Agreements	—	(367,834)	—	(367,834)
Total	$2,766,609	$133,231,312	$—	$135,997,921

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
European Equity
Assets:
Common Stocks
Aerospace & Defense	$—	$1,279,888	$—	$1,279,888
Automobiles	—	2,344,334	—	2,344,334
Banks	—	6,257,762	—	6,257,762
Chemicals	—	854,769	—	854,769
Construction Materials	—	882,302	—	882,302
Electrical Equipment	—	939,881	—	939,881
Food Products	—	2,073,407	—	2,073,407
Health Care Providers & Services	—	899,649	—	899,649
Hotels, Restaurants & Leisure	—	879,411	—	879,411
Household Products	—	1,787,963	—	1,787,963
Industrial Conglomerates	—	1,249,667	—	1,249,667
Information Technology Services	—	947,534	—	947,534
Insurance	—	3,458,221	—	3,458,221
Media	—	2,763,899	—	2,763,899
Metals & Mining	—	1,441,566	—	1,441,566
Multi-Utilities	—	803,958	—	803,958
Oil, Gas & Consumable Fuels	—	3,119,807	—	3,119,807
Pharmaceuticals	—	6,264,560	—	6,264,560
Tobacco	—	2,381,022	—	2,381,022
Wireless Telecommunication Services	—	1,313,613	—	1,313,613
Total Common Stocks	—	41,943,213	—	41,943,213
Short-Term Investment
Investment Company	369,100	—	—	369,100
Total Assets	$369,100	$41,943,213	$—	$42,312,313

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth
Assets:
Common Stocks
Air Freight & Logistics	$2,627,767	$—	$—	$2,627,767
Automobiles	8,460,921	—	—	8,460,921
Biotechnology	1,204,061	—	—	1,204,061
Capital Markets	2,622,757	—	—	2,622,757
Chemicals	4,726,950	—	—	4,726,950
Electrical Equipment	1,309,618	—	—	1,309,618
Food Products	14,967,263	—	—	14,967,263
Health Care Equipment & Supplies	11,752,518	—	—	11,752,518
Health Care Technology	12,628,114	—	—	12,628,114
Hotels, Restaurants & Leisure	8,166,450	—	—	8,166,450
Information Technology Services	11,907,326	—	—	11,907,326
Internet & Catalog Retail	29,186,179	—	—	29,186,179
Internet Software & Services	56,524,705	—	—	56,524,705
Life Sciences Tools & Services	13,751,948	—	—	13,751,948
Media	—	4,267,611	—	4,267,611
Pharmaceuticals	7,791,767	—	—	7,791,767
Professional Services	8,509,829	—	—	8,509,829
Software	24,558,070	—	—	24,558,070
Specialty Retail	5,475,812	—	—	5,475,812
Tech Hardware, Storage & Peripherals	10,028,856	—	—	10,028,856
Total Common Stocks	236,200,911	4,267,611	—	240,468,522
Preferred Stocks	—	—	7,369,698	7,369,698
Call Options Purchased	—	294,546	—	294,546
Short-Term Investments
Investment Company	11,810,239	—	—	11,810,239
Repurchase Agreement	—	202,699	—	202,699
Total Short-Term Investments	11,810,239	202,699	—	12,012,938
Total Assets	$248,011,150	$4,764,856	$7,369,698	$260,145,704

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

EUROPEAN EQUITY	MULTI CAP GROWTH
$36,676,915	$4,267,611

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi Cap Growth
Preferred Stocks
Beginning Balance	$—
Purchases	7,067,328
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate Actions	—
Change in unrealized appreciation (depreciation)	302,370
Realized gains (losses)	—
Ending Balance	$7,369,698
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2014	$302,370

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Notes to Financial Statements ■ December 31, 2014 continued

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2014. Variation valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Multi Cap Growth

	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$1,716,124	Market Transaction Method	Precedent Transaction of Preferred Stock	$14.47		$14.47		$14.47		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	16.5%		18.5%		17.5%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.2	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Internet & Catalog Retail
Preferred Stock	$2,153,364	Market Transaction Method	Tender Offer Valuation	$50.41		$50.41		$50.41		Increase
Life Sciences Tools & Services
Preferred Stock	$2,052,935	Market Transaction Method	Precedent Transaction of Preferred Stock	$3.27		$3.27		$3.27		Increase

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Notes to Financial Statements ■ December 31, 2014 continued

	Fair Value at December 31, 2014	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Software
Preferred Stock	$1,447,275	Market Transaction Method	Precedent Transaction of Preferred Stock	$11.42		$11.42		$11.42		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	18.0%		20.0%		19.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	14.6	x	28.9	x	20.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

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Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolios had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that a Portfolio used during the period and their associated risks:

Options In respect to options, certain Portfolios are subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by a Portfolio. A Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase a Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Foreign Currency Forward Exchange Contracts In connection with their investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell

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securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular

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futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom a Portfolio has open positions in the futures contract.

Swaps A Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

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The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability, respectively, in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2014.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin on open futures contracts	$13,633	(d)	Variation margin on open futures contracts	$(39,039	)(d)
		Variation margin on open swap agreements	—		Variation margin on open swap agreements	(72,943	)(d)
	Credit Risk	Variation margin on open swap agreements	—		Variation margin on open swap agreements	(99	)(d)
		Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(8,768)
			$13,633			$(120,849)

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PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Income Plus	Interest Rate Risk	Variation margin on open futures contracts	$403,229	(d)	Variation margin on open futures contracts	$(288,493	)(d)
		Variation margin on open swap agreements	—		Variation margin on open swap agreements	(265,457	)(d)
		Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(102,377)
	Credit Risk	Variation margin on open swap agreements	17,680	(d)	Variation margin on open swap agreement	(2,877	)(d)
		Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(29,797)
	Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	26,829		Unrealized depreciation on open foreign currency forward exchange contracts	(4,852)
			$447,738			$(693,853)
Multi Cap Growth	Foreign Currency Risk	Investments, at Value (Call Options Purchased)	$294,546	(e)	Investments, at Value (Call Options Purchased)	$—

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2014 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	CALL OPTIONS PURCHASED(f)	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$156,304	$—	$—	$3,744
	Credit Risk	—	—	—	(17,387)
	Total	$156,304	$—	$—	$(13,643)
Income Plus	Interest Rate Risk	$2,274,616	$—	$—	$(9,318)
	Credit Risk	—	—	—	(166,983)
	Foreign Currency Risk	—	—	68,609	—
	Total	$2,274,616	$—	$68,609	$(176,301)
Multi Cap Growth	Foreign Currency Risk	$—	$(277,851)	$—	$—

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	CALL OPTIONS PURCHASED(f)	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$54,782	$—	$—	$(296,575)
	Credit Risk	—	—	—	5,390
	Total	$54,782	$—	$—	$(291,185)
Income Plus	Interest Rate Risk	$201,519	$—	$—	$(2,619,058)
	Credit Risk	—	—	—	41,954
	Foreign Currency Risk	—	—	30,660	—
	Total	$201,519	$—	$30,660	$(2,577,104)
Multi Cap Growth	Foreign Currency Risk	$—	$150,775	$—	$—

(f)  Amounts are included in Investments in the Statements of Operations.

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At December 31, 2014, each Portfolio's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED
IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	DERIVATIVES(g)	ASSETS(h)		LIABILITIES(h)
Limited Duration	Swap Agreements	$—		$(8,768)
Income Plus	Foreign Currency Forward Exchange Contracts	$26,829		$(4,852)
	Swap Agreements	—		(132,174)
	Total	$26,829		$(137,026)
Multi Cap Growth	Call Options Purchased	$294,546	(e)	$—

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

(g)  Excludes exchange traded derivatives.

(h)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Certain Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between a Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event a Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of a Portfolio's net liability may be delayed or denied.

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The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(i)	NET AMOUNT (NOT LESS THAN $0)
Income Plus	HSBC Bank PLC	$4,723	$(4,723)	$—	$0
	UBS AG	22,106	(128)	—	21,978
	Total	$26,829	$(4,851)	$—	$21,978
Multi Cap Growth	Royal Bank of Scotland	$294,546	$—	$(294,546)	$0

(i)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Limited Duration	Barclays Bank PLC	$8,768	$—	$—	$8,768
Income Plus	Barclays Bank PLC	$29,797	$—	$—	$29,797
	Goldman Sachs International	68,111	—	—	68,111
	HSBC Bank PLC	4,724	(4,723)	—	1
	JPMorgan Chase Bank NA	34,266	—	—	34,266
	UBS AG	128	(128)	—	0
	Total	$137,026	$(4,851)	$—	$132,175

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For the year ended December 31, 2014, the average monthly amount outstanding for each derivative type is as follows:

Limited Duration:
Futures Contracts:
Average monthly original value	$21,439,991
Swap Agreements:
Average monthly notional amount	$7,532,068
Income Plus:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$2,214,446
Futures Contracts:
Average monthly original value	$123,888,020
Swap Agreements:
Average monthly notional amount	$57,845,017
Multi Cap Growth:
Call Options Purchased:
Average monthly notional amount	116,408,672

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the year ended December 31, 2014, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

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European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2014, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.61% of the Portfolio's average daily net assets.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the year ended December 31, 2014, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

Under the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser provides European Equity Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

Morgan Stanley Services Company Inc. was the Fund's Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% (Money Market Portfolio's rate is 0.05%) to each Portfolio's average daily net assets.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse European Equity Portfolio so that total annual Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2014, $131,581 of advisory fees were waived pursuant to this arrangement.

Pursuant to the Reorganization (defined herein, page 87), the Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse Multi Cap Growth Portfolio so that total Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57%. The fee waivers and/or expense reimbursements will continue for at least two years from the date of the Reorganization or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. This arrangement had no effect during the most recent fiscal period.

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Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor and Adviser/Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the year ended December 31, 2014, the Distributor waived $90,766, the Adviser waived $305,063 and the Administrator waived $31,002. For the year ended December 31, 2014, the Adviser waived additional fees and/or reimbursed expenses to the extent the Portfolio's total expenses exceeded total income on a daily basis in the amount of $13,829. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

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7. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2014, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$1,377,117	$5,512,671	$18,471,074	$18,856,161
Income Plus	—	—	61,345,828	83,617,240
European Equity	—	—	10,517,572	17,147,098
Multi Cap Growth	—	—	78,648,439	129,065,865

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by each Portfolio are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by each Portfolio due to its investment in the Liquidity Funds.

A summary of each Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2014 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2014
Limited Duration	$1,468,944	$13,215,413	$14,582,890	$280	$101,467
Income Plus	4,473,538	42,644,304	44,465,969	1,366	2,651,873
European Equity	2,104,199	10,793,346	12,528,445	392	369,100
Multi Cap Growth	25,988,819	94,180,329	108,358,909	3,911	11,810,239

In addition, the table also identifies the income distributions earned, if any, by each Portfolio for that Portfolio's investment in the Liquidity Funds.

Income distributions are included in "Interest and dividends from affiliates" in the Statements of Operations.

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$651
Income Plus	2,657
European Equity	890
Multi Cap Growth	8,858

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Notes to Financial Statements ■ December 31, 2014 continued

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2013	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2014
Limited Duration	Metropolitan Life Global Funding I	$267,725	$—	$—	$—	$4,125	$273,487
Income Plus	MetLife Capital Trust IV	691,500	—	—	—	47,250	769,500

For the year ended December 31, 2014, the Multi Cap Growth Portfolio incurred brokerage commissions of $9,690 with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the year ended December 31, 2014, included in "Trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

AGGREGATE PENSION COSTS
EUROPEAN EQUITY	MULTI CAP GROWTH
$313	$4,523

	AGGREGATE PENSION LIABILITY
MONEY MARKET	LIMITED DURATION	INCOME PLUS	EUROPEAN EQUITY	MULTI CAP GROWTH
$3,691	$2,117	$7,956	$2,811	$15,849

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these

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investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

	2014 DISTRIBUTIONS PAID FROM:		2013 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$6,785	$—	$8,318	$—
Limited Duration	614,382	—	1,067,043	—
Income Plus	5,980,752	—	8,060,938	—
European Equity	1,189,630	—	1,517,812	—
Multi Cap Growth	4,912,286	29,304,452	951,967	3,478,094

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, book amortization of premium on debt securities and nondeductible expenses, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2014:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Money Market	$(1,023)	$100	$923
Limited Duration	10,739	2,221,789	(2,232,528)
Income Plus	(271,522)	271,522	—
European Equity	(16,147)	16,147	—
Multi Cap Growth	431,733	(431,733)	—

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$3,166	$—
Limited Duration	369,126	—
Income Plus	4,860,732	79,278
European Equity	2,049,673	—
Multi Cap Growth	1,218,034	42,696,360

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

At December 31, 2014, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$60,045,837	$—	$—	$—
Limited Duration	36,032,122	273,303	(161,906)	111,397
Income Plus	129,607,061	8,412,324	(1,775,349)	6,636,975
European Equity	33,184,909	11,671,689	(2,544,285)	9,127,404
Multi Cap Growth	151,941,766	111,349,342	(3,145,404)	108,203,938

At December 31, 2014, the following Portfolios had available for Federal income tax purposes unused short term and/or long term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)	LONG TERM LOSSES (NO EXPIRATION)
Money Market	$1,486	$—
Limited Duration	—	286,694

In addition, at December 31, 2014, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2015	2016	2017	2018	TOTAL
Limited Duration	$1,063	$17,119	$8,980	$—	$27,162
European Equity	—	—	4,122	3,315	7,437

During the year ended December 31, 2014, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$2,232,528

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

During the year ended December 31, 2014, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$160
Limited Duration	52,673
Income Plus	7,195,869
European Equity	4,159,451

9. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolios. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

At December 31, 2014, European Equity Portfolio's investments in securities of issuers in the United Kingdom, France and Switzerland represented 35.4%, 18.7% and 18.7%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

10. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Money Market Portfolio's operations, financial statements and accompanying notes.

11. Portfolio Reorganizations

On April 29, 2013, the Multi Cap Growth Portfolio ("Multi Cap Growth") acquired the net assets of Morgan Stanley Variable Investment Series Aggressive Equity Portfolio ("Aggressive Equity"), an open-end investment company, based on the respective valuations as of the close of business on April 26, 2013, pursuant to a Plan of Reorganization approved by the shareholders of Aggressive Equity on February 21, 2013 ("Reorganization"). The purpose of the transaction was to combine two portfolios managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 249,276 Class X shares of Multi Cap Growth at a net asset value of $44.02 per share for 592,874 Class X shares of Aggressive Equity; 360,951 Class Y shares of Multi Cap Growth at a net asset value of $43.50 for 875,713 Class Y shares of Aggressive Equity. The net assets of Aggressive Equity before the Reorganization were $26,674,482, including unrealized appreciation of $7,944,634 at April 26, 2013. The investment portfolio of Aggressive Equity, with a fair value of $26,791,965 and identified cost of $18,847,335

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

on April 26, 2013, was the principal asset acquired by Multi Cap Growth. For financial reporting purposes, assets received and shares issued by Multi Cap Growth were recorded at fair value; however, the cost basis of the investments received from Aggressive Equity was carried forward to align ongoing reporting of Multi Cap Growth's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of Multi Cap Growth were $213,552,626. Immediately after the merger, the net assets of Multi Cap Growth were $240,227,108.

Upon closing of the Reorganization, shareholders of Aggressive Equity received shares of Multi Cap Growth as follows:

AGGRESSIVE EQUITY PORTFOLIO	MULTI CAP GROWTH PORTFOLIO
Class X	Class X
Class Y	Class Y

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of Multi Cap Growth, Multi Cap Growth's pro forma results of operations for the period ended December 31, 2013, are as follows:

Net investment income(1)	$5,039
Net realized gain and unrealized gain(2)	$106,904,086
Net increase (decrease) in net assets resulting from operations	$106,909,125

(1)  $(279,819) as reported, plus $37,505 Aggressive Equity prior to the Reorganization, plus $247,353 of estimated pro-forma eliminated expenses.

(2)  $105,695,600 as reported, plus $1,208,486 Aggressive Equity prior to the Reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Aggressive Equity that have been included in Multi Cap Growth's Statement of Operations since April 29, 2013.

On February 21, 2013, shareholders of the Strategist Portfolio ("Strategist") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Variable Investment Series (the "Fund"), on behalf of Strategist, and The Universal Institutional Funds, Inc., on behalf of the Global Tactical Asset Allocation Portfolio ("Global Tactical Asset Allocation"), pursuant to which substantially all of the assets and liabilities of Strategist would be transferred to Global Tactical Asset Allocation in exchange for shares of Global Tactical Asset Allocation and pursuant to which Strategist will be liquidated and terminated (the "Reorganization"). Each Class X shareholder of Strategist received Class I shares of Global Tactical Asset

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2014 continued

Allocation and each Class Y shareholder of Strategist received Class II shares of the Global Tactical Asset Allocation. The Reorganization was consummated on April 29, 2013.

On March 17, 2014, shareholders of the Global Infrastructure Portfolio ("Global Infrastructure") approved an Agreement and Plan of Reorganization by and between Morgan Stanley Variable Investment Series, on behalf of Global Infrastructure, and The Universal Institutional Funds, Inc., on behalf of its newly created series Global Infrastructure Portfolio ("UIF Global Infrastructure"), pursuant to which substantially all of the assets and liabilities of Global Infrastructure would be transferred to UIF Global Infrastructure in exchange for shares of UIF Global Infrastructure and pursuant to which Global Infrastructure would be liquidated and terminated (the "Reorganization"). Each Class X shareholder of Global Infrastructure received Class I shares of UIF Global Infrastructure and each Class Y shareholder of Global Infrastructure received Class II shares of UIF Global Infrastructure. The Reorganization was consummated on April 28, 2014.

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2010^	$1.00	$0.000	(c)	—		$0.000	(c)	$(0.000	)(c)	—	$(0.000	)(c)
2011	1.00	0.000	(c)	$(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
CLASS Y SHARES
2010^	1.00	0.000	(c)	—		0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2011	1.00	0.000	(c)	(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
LIMITED DURATION CLASS X SHARES
2010^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011	7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012	7.69	0.12		0.13		0.25		(0.23)		—	(0.23)
2013	7.71	0.10		(0.07)		0.03		(0.20)		—	(0.20)
2014	7.54	0.08		0.01		0.09		(0.14)		—	(0.14)
CLASS Y SHARES
2010^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011	7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012	7.67	0.10		0.13		0.23		(0.21)		—	(0.21)
2013	7.69	0.08		(0.07)		0.01		(0.18)		—	(0.18)
2014	7.52	0.06		—		0.06		(0.11)		—	(0.11)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2010^	$1.00	0.01%	$59,932	0.29	%(d)	0.00	%(d)(e)	—		N/A
2011	1.00	0.01	51,431	0.22	(d)	0.01	(d)	—		N/A
2012	1.00	0.01	42,267	0.27	(d)	0.01	(d)	—		N/A
2013	1.00	0.01	33,951	0.19	(d)	0.01	(d)	—		N/A
2014	1.00	0.01	28,445	0.19	(d)	0.01	(d)	—		N/A
CLASS Y SHARES
2010^	1.00	0.01	67,139	0.29	(d)	0.00	(d)(e)	—		N/A
2011	1.00	0.01	55,849	0.22	(d)	0.01	(d)	—		N/A
2012	1.00	0.01	48,565	0.27	(d)	0.01	(d)	—		N/A
2013	1.00	0.01	39,351	0.19	(d)	0.01	(d)	—		N/A
2014	1.00	0.01	31,383	0.19	(d)	0.01	(d)	—		N/A
LIMITED DURATION CLASS X SHARES
2010^	7.74	2.35	14,921	0.55	(f)	2.25	(f)	0.00	%(e)	88%
2011	7.69	2.75	12,693	0.60	(f)	2.15	(f)	0.00	(e)	45
2012	7.71	3.34	10,628	0.63	(f)	1.52	(f)	0.00	(e)	58
2013	7.54	0.39	9,346	0.75	(f)	1.27	(f)	0.00	(e)	53
2014	7.49	1.13	7,986	0.80	(f)	1.09	(f)	0.00	(e)	51
CLASS Y SHARES
2010^	7.72	2.22	53,760	0.80	(f)	2.00	(f)	0.00	(e)	88
2011	7.67	2.45	44,085	0.85	(f)	1.90	(f)	0.00	(e)	45
2012	7.69	3.05	38,736	0.88	(f)	1.27	(f)	0.00	(e)	58
2013	7.52	0.09	32,974	1.00	(f)	1.02	(f)	0.00	(e)	53
2014	7.47	0.84	28,244	1.05	(f)	0.84	(f)	0.00	(e)	51

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME LOSS(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS X SHARES
2010^	$10.99	$0.58	$0.39	$0.97	$(0.70)	—	$(0.70)
2011	11.26	0.57	(0.02)	0.55	(0.68)	—	(0.68)
2012	11.13	0.48	1.04	1.52	(0.68)	—	(0.68)
2013	11.97	0.45	(0.35)	0.10	(0.59)	—	(0.59)
2014	11.48	0.42	0.47	0.89	(0.51)	—	(0.51)
CLASS Y SHARES
2010^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011	11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012	11.09	0.45	1.04	1.49	(0.65)	—	(0.65)
2013	11.93	0.41	(0.33)	0.08	(0.56)	—	(0.56)
2014	11.45	0.39	0.45	0.84	(0.47)	—	(0.47)
EUROPEAN EQUITY CLASS X SHARES
2010^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011	16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012	14.19	0.53	2.03	2.56	(0.43)	—	(0.43)
2013	16.32	0.42	3.95	4.37	(0.53)	—	(0.53)
2014	20.16	0.82	(2.61)	(1.79)	(0.48)	—	(0.48)
CLASS Y SHARES
2010^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011	15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012	14.12	0.49	2.03	2.52	(0.38)	—	(0.38)
2013	16.26	0.33	3.98	4.31	(0.48)	—	(0.48)
2014	20.09	0.77	(2.60)	(1.83)	(0.43)	—	(0.43)
MULTI CAP GROWTH CLASS X SHARES
2010^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011	40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012	37.31	0.20	4.40	4.60	—	$(0.90)	(0.90)
2013	41.01	(0.03)	20.55	20.52	(0.20)	(0.66)	(0.86)
2014	60.67	(0.06)	3.23	3.17	—	(7.79)	(7.79)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS X SHARES
2010^	$11.26	9.28%	$106,363	0.59	%(f)	5.23	%(f)	0.00	%(e)	53%
2011	11.13	5.01	90,876	0.59	(f)	5.01	(f)	0.00	(e)	43
2012	11.97	14.09	86,765	0.61	(f)	4.14	(f)	0.00	(e)	68
2013	11.48	1.03	73,998	0.62	(f)	3.82	(f)	0.00	(e)	55
2014	11.86	7.79	68,129	0.64	(f)	3.52	(f)	0.00	(e)	43
CLASS Y SHARES
2010^	11.22	9.01	124,322	0.84	(f)	4.98	(f)	0.00	(e)	53
2011	11.09	4.71	102,948	0.84	(f)	4.76	(f)	0.00	(e)	43
2012	11.93	13.82	97,579	0.86	(f)	3.89	(f)	0.00	(e)	68
2013	11.45	0.81	82,429	0.87	(f)	3.57	(f)	0.00	(e)	55
2014	11.82	7.40	69,491	0.89	(f)	3.27	(f)	0.00	(e)	43
EUROPEAN EQUITY CLASS X SHARES
2010^	16.05	7.23 (h)	54,824	1.00	(f)(g)	1.81	(f)(g)	0.00	(e)	22
2011	14.19	(9.64)	41,181	1.00	(f)(g)	2.56	(f)(g)	0.00	(e)	11
2012	16.32	18.51	40,141	1.00	(f)(g)	3.50	(f)(g)	0.00	(e)	11
2013	20.16	27.50	43,414	1.00	(f)(g)	2.32	(f)(g)	0.00	(e)	10
2014	17.89	(9.14)	33,884	1.00	(f)(g)	4.17	(f)(g)	0.00	(e)	21
CLASS Y SHARES
2010^	15.98	6.96 (h)	17,821	1.25	(f)(g)	1.56	(f)(g)	0.00	(e)	22
2011	14.12	(9.85)	11,668	1.25	(f)(g)	2.31	(f)(g)	0.00	(e)	11
2012	16.26	18.16	11,773	1.25	(f)(g)	3.25	(f)(g)	0.00	(e)	11
2013	20.09	27.20	11,807	1.25	(f)(g)	2.07	(f)(g)	0.00	(e)	10
2014	17.83	(9.37)	8,518	1.25	(f)(g)	3.92	(f)(g)	0.00	(e)	21
MULTI CAP GROWTH CLASS X SHARES
2010^	40.07	27.76	220,553	0.58	(f)	0.19	(f)	0.00	(e)	29
2011	37.31	(6.74)	173,284	0.56	(f)	0.03	(f)	0.00	(e)	24
2012	41.01	12.37	164,917	0.58	(f)	0.48	(f)	0.00	(e)	44
2013	60.67	50.76	223,689	0.57	(f)	(0.06	)(f)	0.00	(e)	34
2014	56.05	5.71	200,910	0.54	(f)	(0.11	)(f)	0.00	(e)	29

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME LOSS(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
CLASS Y SHARES
2010^	$31.21	$(0.02)	$8.58	$8.56	—	—	—
2011	39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012	37.00	0.09	4.37	4.46	—	$(0.90)	$(0.90)
2013	40.56	(0.15)	20.32	20.17	$(0.11)	(0.66)	(0.77)
2014	59.96	(0.20)	3.18	2.98	—	(7.79)	(7.79)

^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Amount is less than $0.001.

(d)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2014
Class X	0.70%	(0.50)%
Class Y	0.95	(0.75)
December 31, 2013
Class X	0.66	(0.46)
Class Y	0.91	(0.71)
December 31, 2012
Class X	0.63	(0.35)
Class Y	0.88	(0.60)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)

See Notes to Financial Statements

				RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
CLASS Y SHARES
2010^	$39.77	27.43%	$67,303	0.83	%(f)	(0.06	)%(f)	0.00	%(e)	29%
2011	37.00	(6.97)	49,678	0.81	(f)	(0.22	)(f)	0.00	(e)	24
2012	40.56	12.09	45,556	0.83	(f)	0.23	(f)	0.00	(e)	44
2013	59.96	50.37	72,135	0.82	(f)	(0.31	)(f)	0.00	(e)	34
2014	55.15	5.44	56,027	0.79	(f)	(0.36	)(f)	0.00	(e)	29

(e)  Amount is less than 0.005%.

(f)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2014
Class X	1.26%	3.91%
Class Y	1.51	3.66
December 31, 2013
Class X	1.22	2.10
Class Y	1.47	1.85
December 31, 2012
Class X	1.22	3.28
Class Y	1.47	3.03
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40

(h)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (comprising, respectively, Money Market, Limited Duration, Income Plus, European Equity, and Multi Cap Growth Portfolios) (collectively, the "Portfolios") as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2010 were audited by another independent registered public accounting firm whose report, dated February 25, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Variable Investment Series at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meetings (unaudited)

On March 17, 2014, a Special Meeting of Shareholders of Global Infrastructure Portfolio was held in order to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization. The voting results were as follows:

Number of Shares
For	Against	Abstain
6,384,187	219,758	929,893

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

96

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (74) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee(since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				98	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	96	Director of various nonprofit organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Owner, OBIR, LLC (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	96

Member of Virginia Commonwealth University Board of Visitors; Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	96

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Member, University of Cincinnati Foundation Investment Committee; formerly, Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (66) c/o Johnson Smick International, Inc. 220 I Street, N.E.-Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	98	Director of NVR, Inc. (home construction).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	99	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				96	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	98	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	96	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	99	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-December 2012).

Interested Trustee:

Name, Age and Address of Interested Trustee	Positions(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (67) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	97

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2014) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2014 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2014.

The following Portfolio designated and paid the following amount as a long-term capital gain distribution:

PORTFOLIO	AMOUNT
Multi Cap Growth	$29,304,452

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2014.

The European Equity Portfolio intends to pass through foreign tax credits of $60,129, and has derived income from sources within foreign countries amounting to $1,988,315.

Trustees
Frank L. Bowman	Dr. Manuel H. Johnson
Michael Bozic	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Michael E. Nugent
Jakki L. Haussler	W. Allen Reed
James F. Higgins	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
John H. Gernon President and Principal Executive Officer
Stefanie V. Chang Yu Chief Compliance Officer
Joseph C. Benedetti Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Adviser
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINANN
1110899 EXP 2.29.16

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014	Registrant			Covered Entities(1)
Audit Fees		$204,006		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$18,484	(3)	$8,655,656	(4)
All Other Fees	$			$285,341	(5)
Total Non-Audit Fees		$18,484		$8,940,997

Total		$222,490		$8,940,997

2013	Registrant			Covered Entities(1)
Audit Fees		$227,396		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$21,764	(3)	$7,772,493	(4)
All Other Fees	$			$101,000	(5)
Total Non-Audit Fees		$21,764		$7,873,493

Total		$249,160		$7,873,493

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 18, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 18, 2015